                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of November 1, 2007
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans") acquired from other entities (the "Other Sellers"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), among the
Purchaser as depositor, Wells Fargo Bank, National Association ("Wells Fargo")
and Midland Loan Services, Inc. as master servicers (each, in such capacity, a
"Master Servicer"), LNR Partners, Inc. as special servicer (the "Special
Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and
Wells Fargo as certificate administrator (the "Certificate Administrator").
Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing
Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
November 1, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), Natixis
Securities North America Inc. ("Natixis Securities"), Goldman, Sachs & Co.
("Goldman Sachs") and Morgan Stanley & Co. Incorporated ("Morgan Stanley";
Merrill Lynch, Countrywide Securities, Natixis Securities, Goldman Sachs and
Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the
Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the
"Publicly-Offered Certificates"). The Purchaser has also entered into a
Certificate Purchase Agreement, dated as of November 1, 2007 (the "Certificate
Purchase Agreement"), with Merrill Lynch for itself and as representative of
Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining
Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be

amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $822,080,570 (the "MLML Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off
Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off
Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $2,809,835,146 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on November 14, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) approximately 101.73825% of the MLML Mortgage Loan Balance as of
the Cut-off Date, plus (ii) $1,872,066.99, which amount represents the amount of interest accrued on the MLML Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, the sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially

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Designated Mortgage Loan Documents and (ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All
Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

               (i) (A) the original executed Mortgage Note for the subject
     Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
     Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
     (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage
     Pass-Through Certificates, Series 2007-9, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

               (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
     (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan (as defined below), an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

               (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated
     thereon or certified by the applicable recording office, with language noting the presence of the MIN of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

               (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
     any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle

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     Bank National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through
     Certificates, Series 2007-9 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage
     Pass-Through Certificates, Series 2007-9, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R)
     System and the Trustee as the beneficiary of the assignment(s) of (x) the
     Mortgage, (y) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (z) any other recorded document relating to such Mortgage Loan otherwise included in the Mortgage File;

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9,
     Commercial Mortgage Pass-Through Certificates, Series 2007-9 (or, in the
     case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
     2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9, and
     in its capacity as lead lender on behalf of the holder(s) of the related
     Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan (to the extent not already evidenced pursuant to clause (iv) above), evidence from MERS indicating the Trustee's ownership of the Mortgage Loan on the
     MERS(R) System and the Trustee as beneficiary of the assignment(s) of unrecorded documents related to the Mortgage Loan;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies or other evidence of filing of any prior
     UCC Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
     2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9, as
     assignee (or, in the case of a Loan

                                        4

     Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9,
     Commercial Mortgage Pass-Through Certificates, Series 2007-9, and in its
     capacity as lead lender on behalf of the holder of the related Non-Trust
     Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the
     MERS(R) System and the Trustee as the beneficiary of any effective UCC
     Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements;

               (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

               (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

               (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
     Loan;

               (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

               (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Co-Lender Agreement.

          The Mortgage File with respect to the Farallon Portfolio Trust
Mortgage Loan shall contain the following documents:

               (i) the original executed Mortgage Note for such Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle
     Bank National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through
     Certificates, Series 2007-9, or in blank;

               (ii) an executed copy of the related Loan Combination Co-Lender
     Agreement; and

               (iii) an executed copy of the related Outside Servicing
     Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

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          The Seller hereby further represents and warrants that with respect to the Farallon Portfolio Trust Mortgage Loan, it has delivered to the related
Outside Trustee the documents constituting the "Mortgage File" within the meaning of the related Outside Servicing Agreement in connection with its sale of the Farallon Portfolio Non-Trust Loan to the Depositor.

          For purposes of this Section 2(c):

          "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the MERS(R) System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule III hereto.

          "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

          "MIN" means the mortgage identification number on the MERS(R) System for any MERS Mortgage Loan.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided that, in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

                                        6

          If, on the Closing Date as to any MERS Mortgage Loan, the Seller does not deliver written evidence of the Trustee's ownership of such Mortgage Loan on the MERS(R) System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv) and (v) of the definition of "Mortgage File"
or the UCC Financing Statements referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this
Agreement and Section 2.01(b) of the Pooling and Servicing Agreement by
delivering such evidence of ownership within 90 days following the Closing Date;
provided that, during such time, the Seller shall execute any documents requested by the Master Servicer or the Special Servicer with respect to such
MERS Mortgage Loan that, in the reasonable discretion of the Master Servicer or the Special Servicer (exercised in accordance with the Servicing Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such Mortgage Loan.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA
Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                                        7

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
     (assuming the due authorization, execution and delivery hereof by the
     Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the

                                        8

     transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

               (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

               (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

               (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

               (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
     Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean
     Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
     Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
     Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the
     staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement,

                                        9

then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified
Mortgage"), not later than 90 days from any party to the Pooling and Servicing
Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or
Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan
(which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement)
not later than the end of such 90-day period or (ii) substitute a Qualified
Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such
90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into its Collection
Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage
Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such
Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the

                                       10

affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the
Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document
Defect or Breach exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the
Closing Date, so long as there remains any Mortgage File relating to a Mortgage
Loan as to which there is any uncured Document Defect or Breach known to the
Seller that existed as of the Closing Date, the Seller shall provide, once every
90 days, the officer's certificate to the Certificate Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such
Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect or Breach as set forth in this
Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

                                       11

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate
Administrator an Opinion of Counsel that such modification shall not cause an
Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or
REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the
Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller

                                       12

shall be deemed to have cured the breach of representation 30 in all respects.
To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section
3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on
Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the applicable Master Servicer's Collection
Account, and, if applicable, the delivery of the Mortgage File(s) and the
Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the
Trustee and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the applicable
Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any

                                       13

Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

          (f) If, upon any payment in full with respect to any MERS Mortgage
Loan, none of the Trustee, the Master Servicer or any Sub-Servicer of such
Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS(R) System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS(R) System and shall take such other actions as are necessary to enable the Master Servicer and the
Trustee to comply with the provisions of Section 3.10 of the Pooling and
Servicing Agreement and any other provisions relating to the release of the
Mortgage Loan or the related Mortgage File.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser

                                       14

to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the
Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

                                       15

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of November 1, 2007, among the
Seller, the Other Sellers, the Purchaser, the Underwriters and the Initial
Purchasers.

          Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, the "Servicing
Rights Purchase Agreement");

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                       16

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing
Prospectus (when read together with the free writing prospectus which was distributed to prospective investors in the Certificates by e-mail on November
1, 2007), as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that leads him/her to believe that the
Specified Portions of the Prospectus Supplement, as of the date of the
Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

          The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the Free Writing Prospectus entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1(YM) relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the
Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of

                                       17

Offering Prospectus--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool", "Servicing of the Farallon Portfolio Loan Combination",
"Transaction Participants--The Sponsors" and "Affiliations and Certain
Relationships and Related Transactions".

          The "Specified Portions" of the Prospectus Supplement shall consist of
Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the
Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the
Prospectus Supplement entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1(YM) relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with
Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B and only insofar as the information contained therein related to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan
Sellers", "Summary of Prospectus Supplement--The Mortgage Loans and the
Mortgaged Real Properties", "Risk Factors--Risks Related to the Mortgage Loans",
"Description of the Mortgage Pool", "Servicing of the Farallon Portfolio Loan
Combination", "Transaction Participants--The Sponsors" and "Affiliations and
Certain Relationships and Related Transactions".

          The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

          For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

          "Free Writing Prospectus" means the Offering Prospectus dated October
25, 2007, and relating to the Publicly Offered Certificates.

          "Memorandum" means the confidential Private Placement Memorandum dated
November 1, 2007, and relating to the Private Certificates;

          "Prospectus" means the prospectus dated May 10, 2007.

                                       18

          "Prospectus Supplement" means the prospectus supplement dated November
1, 2007, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

          "Time of Sale" means November 1, 2007, at 11:10 a.m.

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than 30 days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the
Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO

                                       19

Account whether in the form of cash, instruments, securities or other property;
(iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the
Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller
does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the
Seller.

          SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the Mortgage Loans), reasonably determined in good faith by the
Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the
Trust Fund (in formatting reasonably appropriate for inclusion in such form)
insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the
Seller (that arise from its role as sponsor with respect to the Mortgage Loans), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to
the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2) business days following the occurrence of such event if such event is reportable under Item 1.03 to Form
8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust Fund will terminate upon the Trustee filing a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the
reporting requirements with respect to the Trust Fund under the Securities
Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form
8-K, Form 10-D or Form 10-K with respect to the Trust Fund as required under the
1934 Act and any applicable rules promulgated thereunder and as required under
Regulation AB.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party.

                                       20

Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                       21

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any

                                       22

document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in
such Crossed Loan Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       23

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        MERRILL LYNCH MORTGAGE LENDING, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name:  David M. Rodgers
                                            Title: Vice President

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name:  David M. Rodgers
                                            Title: Executive Vice President

                     MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street, New York
New York 10080
Attention: Director of CMBS Securitization

and

Merrill Lynch Mortgage Lending, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global Commercial Real Estate in the Office of
           the General Counsel

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Co-Lender Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing
Agreement; and provided, further that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the
Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in November 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

                                       I-1

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy
(or, if not yet issued, referred to in a pro forma title policy, a "marked-up"
commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only)
under leases (including subleases) pertaining to the related Mortgaged Property;
(f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed
Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee (or, in the case of the Farallon Portfolio
Trust Mortgage Loan, in favor of the related Outside Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee (or, in the case of the Farallon Portfolio
Trust Mortgage Loan, in favor of the related Outside Trustee); provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of
Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of
MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part

                                       I-2

of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage
Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee (or, in the case of the Farallon
Portfolio Trust Mortgage Loan, in favor of the related Outside Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee (or, in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside
Trustee); provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the
Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) October 12, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that

                                       I-3

would materially and adversely affect its Value as security for such Mortgage
Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage
Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a"marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue the title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property and is not secured by a single Mortgage, each related Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee (or, in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside Trustee) as sole insured (except with respect to the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs) without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

                                       I-4

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee (in the case of the Farallon Portfolio Trust Mortgage
Loan, subject to the rights of the related Outside Trustee), pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism provided that such insurance is generally available at commercially reasonable rates.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are

                                       I-5

true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related
Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the lesser of (a) the amount estimated in such Environmental Report as sufficient to pay the costs of such remediation or (b) the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any

                                       I-6

kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required,

                                       I-7

under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such
Mortgaged Property has a probable maximum loss of greater than twenty percent
(20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each
Mortgaged Property located within Florida or within 25 miles of the coast of
North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or
Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and
(ii) 100% of the insurable replacement cost of the improvements located on such
Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off
Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related
Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground
Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments

                                       I-8

and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor

                                       I-9

     thereunder (or, if such consent is required, it has been obtained);
     provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage

                                      I-10

     lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Accordingly, each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and
either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such
Mortgage Loan at the time the Mortgage Loan was (a) originated or modified
(within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b)
contributed to the Trust Fund, or (2) substantially all of the proceeds of such
Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the
Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid

                                      I-11

in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the
Value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. Except with respect to another Mortgage Loan
(which will also be an asset of the Trust Fund) cross collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the

                                      I-12

related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any Crossed
Loan Group, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                                      I-13

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor with respect to a Mortgage Loan that is cross-collateralized and cross-defaulted with the subject Mortgage Loan)
and, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates

                                      I-14

(except to the extent required by any cash management provisions of the related
Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee (or in the case of the Farallon Portfolio
Trust Mortgage Loan, in favor of the related Outside Trustee) constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee (or in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside Trustee); provided that, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing
Statement in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the

                                      I-15

owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.
Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been

                                      I-16

received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices with respect to each Mortgage Loan have, in all material respects, met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof,

                                      I-17

and whose compensation is not affected by the approval or disapproval of the
Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional
Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal
Foundation, all as in effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-18

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation 4

Farallon Portfolio               The related Mortgage Loans that will be
                                 included in the trust are senior and
                                 subordinate loans in a multiple loan structure,
                                 each loan of which (whether or not included in
                                 the trust) is secured by the same mortgage
                                 instrument and is cross defaulted with the
                                 others.

                                 The related Mortgagor owns approximately 143
                                 manufactured homes (out of 57,000 pads) for
                                 which either no lien was created or the lien
                                 may not be perfected.

                                 No lien was created on Mortgagor's (i) mineral
                                 rights, if any, (ii) leasehold interest in a
                                 lake and related amenities at Cypress Shores
                                 manufactured home community, (iii) leasehold
                                 interest in land leased from municipal airport
                                 at Cypress Shores manufactured home community
                                 that affects up to ten (10) homesites, and (iv)
                                 three (3) leased homesites for manufactured
                                 homes at Sunnyside manufactured home community.

                                 Certain states and municipalities have adopted
                                 laws and regulations specifically regulating
                                 the ownership and operation of manufactured
                                 home communities which may grant to community
                                 residents a right of first refusal on a sale of
                                 their community by the owner to a third-party.

                                 A portion of Portside manufactured home
                                 community is subject to a right of first
                                 refusal in favor of a third party that applies
                                 if such portion of such manufactured home
                                 community (but not the entire manufactured home
                                 community) is conveyed.

Representation 5

Parkside Village                 The Mortgagor consists of two limited liability
                                 companies that own the Mortgaged Property as
                                 tenants-in-common (the "TIC MORTGAGORS").
                                 Ambiance Parkside LLC ("AMBIANCE"), one of the
                                 TIC Mortgagors, has entered into a master lease
                                 (the "MASTER LEASE") with respect to its
                                 interest in the Mortgaged Property and the
                                 master lessee under such Master Lease owns an
                                 interest in any payments due under any leases
                                 such master lessee enters into with tenants of
                                 such Mortgaged Property. In connection with a
                                 1031 Exchange, by February 15, 2008 the sole
                                 member of Ambiance is required to transfer all
                                 of its membership interest in Ambiance to Rich
                                 & Rich Associates, L.P. (the "1031 EXCHANGE").
                                 Simultaneously with the 1031 Exchange, Ambiance
                                 is required to terminate such Master Lease. If
                                 the 1031 Exchange does not occur by February
                                 15, 2008 the Mortgage Loan becomes full
                                 recourse with respect to the Mortgagor and
                                 related guarantor.

Representation 7

Farallon Portfolio               Certain Mortgaged Properties located in states
                                 where affirmative title insurance coverage for
                                 encroachments is not available contain
                                 improvements which encroach upon easements,
                                 property boundaries and/or building restriction
                                 lines or adjoin properties that contain the
                                 same concerning such Mortgaged Properties.

                                    Annex-A-1

Representation 8

Farallon Portfolio               The related title insurance policy does not
                                 cover any manufactured houses owned by the
                                 related Mortgagor.

El Camino Real                   The related Mortgage Loan is the first priority
                                 "A Loan" of an A/B structured loan transaction.
                                 The corresponding subordinate B Loan (the "B
                                 LOAN") is not included in the sale by the
                                 mortgagee to the Purchaser. The Mortgage and
                                 Title Policy are each in the amount of the sum
                                 of the principal balances of the Mortgage Loan
                                 and the corresponding subordinate B Loan.

Representation 10

Farallon Portfolio               The related Mortgage Loan documents do not
                                 require the related Mortgagor to obtain and
                                 maintain insurance coverage for acts of
                                 terrorism.

Golfside Lake I & II             The Mortgage Loan documents do not require the
                                 Mortgagor to obtain liability terrorism
                                 insurance provided that the mortgagee may
                                 request that the Mortgagor procure or cause to
                                 be obtained liability terrorism insurance.

South Yosemite Street            For so long as the Sears lease is in full force
                                 and effect, the general liability and the
                                 business interruption or rent loss insurance
                                 policies may exclude coverage for losses
                                 resulting from acts of terrorism.

West Pacific Industrial Center   The Mortgage Loan documents require that the
                                 Mortgagor maintain terrorism insurance as long
                                 as and to the extent that the insurance is
                                 available at a commercially reasonable rate.

Northwestern Office              The Mortgagor is not be obligated to expend
                                 more than two (2) times the amount of the then
                                 current insurance premiums paid by Mortgagor
                                 for all of the insurance required to be
                                 maintained by the Mortgage Loan documents
                                 (excluding any coverage for acts of terrorism)
                                 for terrorism insurance (as such amount may be
                                 adjusted from time to time based on the change
                                 (expressed as a percentage) in the consumer
                                 price index (using the then most recent
                                 consumer price index) from the consumer price
                                 index most recently released on or prior to the
                                 date hereof), (the "TERRORISM INSURANCE CAP")
                                 provided, however, if the cost of terrorism
                                 insurance exceeds the Terrorism Insurance Cap,
                                 Mortgagor shall purchase the maximum amount of
                                 terrorism insurance available with funds equal
                                 to the Terrorism Insurance Cap.

Representation 12

San Souci Plaza                  The Mortgagor has agreed to indemnify the
                                 mortgagee for any "material misrepresentation
                                 or inaccuracy" in connection with a breach of a
                                 representation or warranty.

Farallon Portfolio               In the loan documents, Mortgagor made various
                                 environmental representations and covenants and
                                 provided an environmental indemnity, all
                                 subject to various exceptions and
                                 qualifications.

Representation 13

Farallon Portfolio               In states where payment of mortgage tax was
                                 required, the amount secured by the Mortgages
                                 recorded in such states may be limited based on
                                 the amount of mortgage tax paid.

                                    Annex-A-2

Representation 14

All Merrill Loans                With respect to each Merrill Mortgage Loan, the
                                 related Mortgage requires the Mortgagor to
                                 maintain such insurance as the mortgagee may
                                 require, and thus permits the mortgagee to
                                 require the maintenance of the insurance
                                 described in this section.

Farallon Portfolio               The related Mortgagor-owned manufactured homes
                                 may be insured in an amount not less than the
                                 actual cash value of such homes, which may be
                                 less than the replacement value of such homes.

                                 Seismic insurance is not required if not
                                 available at commercially reasonable rates.

                                 The related Mortgage Loan documents do not
                                 require insurance to cover acts of terrorism.

                                 The related fire and extended perils (or
                                 equivalent) policy permits reduction in
                                 insurance proceeds for depreciation of the
                                 related Mortgaged Property.

Golfside Lakes I & II            The respective Mortgage Loan documents do not
                                 require the Mortgagor to obtain liability
                                 terrorism insurance provided that the mortgagee
                                 may request that the Mortgagor procure or cause
                                 to be obtained liability terrorism insurance.

South Yosemite Drive             For so long as the Sears lease is in full force
                                 and effect, the general liability and the
                                 business interruption or rent loss insurance
                                 policies may exclude coverage for losses
                                 resulting from acts of terrorism.

West Pacific Industrial Center   The Mortgage Loan documents require that the
                                 Mortgagor maintain terrorism insurance as long
                                 as and to the extent that the insurance is
                                 available at a commercially reasonable rate.

Northwestern Office              The Mortgagor is not be obligated to expend
                                 more than two (2) times the amount of the then
                                 current insurance premiums paid by Mortgagor
                                 for all of the insurance required to be
                                 maintained by the Mortgage Loan documents
                                 (excluding any coverage for acts of terrorism)
                                 for terrorism insurance (as such amount may be
                                 adjusted from time to time based on the change
                                 (expressed as a percentage) in the consumer
                                 price index (using the then most recent
                                 consumer price index) from the consumer price
                                 index most recently released on or prior to the
                                 date hereof), (the "TERRORISM INSURANCE CAP")
                                 provided, however, if the cost of terrorism
                                 insurance exceeds the Terrorism Insurance Cap,
                                 Mortgagor shall purchase the maximum amount of
                                 terrorism insurance available with funds equal
                                 to the Terrorism Insurance Cap.

Kohl's Livermore                 The related Mortgage is secured by the fee
                                 estate only in the related Mortgaged Property
                                 and not by the improvements located thereon as
                                 such improvements are owned not by the related
                                 Mortgagor but by the tenant pursuant to a
                                 lease. The tenant insures the improvements
                                 pursuant to said lease. Upon termination of the
                                 lease and reversion of the improvements to the
                                 related Mortgagor, the related Mortgagor is
                                 obligated to insure the improvements pursuant
                                 to the terms of the Loan Documents.

Representation 17

Farallon Portfolio               Ability to restore legal non-conforming
                                 manufactured home communities following a
                                 casualty is in certain cases dependent on
                                 obtaining approvals of certain governmental
                                 entities, the timing of such restoration work
                                 or the extent of damage to the applicable
                                 manufactured home community.

                                    Annex-A-3

Golfside Lakes I & II            The related Mortgaged Property has law and
                                 ordinance insurance coverage provided however
                                 the amount of such coverage is less that the
                                 amount of the related Mortgage Loan. The
                                 related Mortgage Loan documents provide for
                                 recourse against the principals of the related
                                 Mortgage Loan in the event that any amount is
                                 required to be paid in excess of the law and
                                 ordinance insurance coverage being maintained
                                 by the related Mortgagor.

Representation 18

Farallon Portfolio               One of the related Mortgaged Properties with an
                                 allocated loan amount of $3,648,000 is ground
                                 leased. With respect to clause:

                                 (i): Some amendments were not recorded but a
                                 memorandum of the original related ground lease
                                 and the related estoppel have been recorded.

                                 (iii): The related ground lease is further
                                 assignable to commercially reasonably
                                 capitalized entities.

                                 (xi): The related ground lease does not provide
                                 that any such action without such consent is
                                 not binding on such mortgagee, its successors
                                 and assigns.

Windward Town & Country Plaza    (v): The Ground Lease requires the lessor to
Phase I Windward Town &          give notice of any lessee default to the
Country Phase II                 mortgagee but does not specifically provide
                                 that such notice is not effective against the
                                 mortgagee when it is not so delivered to the
                                 mortgagee however the lessor will not take
                                 action to terminate the Ground Lease if the
                                 mortgagee has taken action to cure the default
                                 within 120 days of receipt of such notice.

                                 (viii): Upon termination the Ground Lease does
                                 not require the lessor to enter into a new
                                 lease with the mortgagee but the lessor has
                                 agreed not to terminate the Ground Lease in
                                 connection with any default which mortgagee has
                                 elected to remedy or cause to be remedied
                                 within 120 days of receipt of notice.

                                 (ix): The Ground Lease provides that any
                                 casualty insurance proceeds are paid to the
                                 mortgagee and the mortgagee makes such proceeds
                                 available to the lessor for repairs.

                                 (xi) The Ground Lease does not provide that it
                                 may not be amended, modified, cancelled or
                                 terminated without the prior written consent of
                                 the mortgagee and that action without consent
                                 is not binding on the mortgagee but the lessor
                                 has agreed not to terminate the Ground Lease in
                                 connection with any default which mortgagee has
                                 elected to remedy or cause to be remedied
                                 within 120 days of receipt of notice.

Representation 21

Farallon Portfolio               The owner of ARC Housing LLC and ARC Housing 2,
                                 LLC pledged its equity in such master tenants
                                 as collateral for a guaranty of the loan, all
                                 of which get released when the loan satisfies a
                                 debt service coverage ratio test specified in
                                 the loan documents is satisfied.

Representation 23

Farallon Portfolio               The related Mortgage Loans that will be
                                 included in the trust are senior and
                                 subordinate loans in a multiple loan structure,
                                 each loan of which (whether or not included in
                                 the trust) is secured by the same mortgage
                                 instrument and is cross defaulted with the
                                 others.

                                    Annex-A-4

El Camino Real                   The Mortgage Loan is the first priority A Loan
                                 of an A/B structured loan transaction. The
                                 corresponding subordinate B Loan (the "B LOAN")
                                 is not included in the sale by the mortgagee to
                                 the Purchaser. The related Mortgage secures
                                 both the Mortgage Loan (with a first priority
                                 lien) and the corresponding B Loan (with a
                                 subordinate lien).

Representation 26

Golfside Lakes I & II            The related Mortgagors are not in possession of
                                 certain permits however, according to the
                                 zoning report, the Pittsfield Township "prefers
                                 to work with the owners on the issues rather
                                 than issue a citation for the violation.

Lompoc Corners                   The Mortgagor is not in possession of several
                                 of the certificates of occupancy.

Northwestern Office              The Mortgagor is obligated to deliver copies of
                                 certain certificates of occupancy for tenant
                                 spaces when such certificates of occupancy are
                                 issued by the governmental authorities having
                                 jurisdiction over the Property. Mortgagor and
                                 guarantor have indemnified Lender for any
                                 losses Lender suffers as a result of the
                                 failure to deliver such certificates of
                                 occupancy.

Kohl's Livermore                 The related lessee is in possession of a
                                 temporary certificate of occupancy with respect
                                 to the related Mortgaged Property. Borrower is
                                 obligated to cause the issuance of the
                                 permanent certificate of occupancy and is
                                 liable for all losses on account of its failure
                                 to do so.

Representation 27

Farallon Portfolio               The related Mortgage Loans that will be
                                 included in the trust are senior and
                                 subordinate loans in a multiple loan structure,
                                 each loan of which (whether or not included in
                                 the trust) is secured by the same mortgage
                                 instrument and is cross defaulted with the
                                 others.

Representation 28

West Pacific Industrial Center   The related Mortgage Loan permits the release
                                 of a portion of the Mortgaged Property so long
                                 as certain conditions are satisfied including:
                                 (i) the loan-to-value ratio for the remaining
                                 Mortgaged Property is no greater than 69%; (ii)
                                 the debt service coverage ratio for the
                                 remaining Mortgaged Property is no less than
                                 the greater of (a) the debt service coverage
                                 ratio for all of the parcels of the Mortgaged
                                 Property as of the closing date of the Mortgage
                                 Loan and (b) the debt service coverage ratio
                                 for all of the parcels of the Mortgaged
                                 Property immediately prior to the release; and
                                 (iii) the release will not impair or adversely
                                 affect the liens, security interests or other
                                 interests of mortgagee.

Vineyard Village                 The related Mortgage Loan permits the release
                                 of a portion of the Mortgaged Property so long
                                 as certain conditions are satisfied including:
                                 (i) the loan-to-value ratio for the remaining
                                 Mortgaged Property is no greater than 65%; (ii)
                                 the debt service coverage ratio for the
                                 remaining Mortgaged Property is no less than
                                 the greater of (a) the debt service coverage
                                 ratio for all of the parcels of the Mortgaged
                                 Property as of the closing date of the Mortgage
                                 Loan and (b) the debt service coverage ratio
                                 for all of the parcels of the Mortgaged
                                 Property immediately prior to the release; and
                                 (iii) the remaining Mortgaged Property
                                 continues to satisfy zoning, subdivision or
                                 other applicable laws.

                                    Annex-A-5

Farallon Portfolio               Subject to Mortgagor's compliance with certain
                                 terms and conditions set forth in the loan
                                 documents, Mortgagor may obtain the release of
                                 properties upon prepayment of the floating rate
                                 note and/or repayment of the five- and
                                 seven-year notes after the related open
                                 prepayment dates.

                                 Subject to Mortgagor's compliance with the
                                 terms and conditions set forth in the loan
                                 documents, non-income producing (other than de
                                 minimis income) parcels of land may be released
                                 from the lien of the related Mortgage.

                                 Release of properties in connection with
                                 partial defeasances is also permitted.

Representation 30

Shops at Main & Transit          The Mortgage Loan documents require that the
                                 Mortgagor only pay third party out of pocket
                                 expenses incurred by the mortgagee related to a
                                 defeasance transaction.

Representation 31

Farallon Portfolio               As part of the multiple loan structure, there
                                 is a floating rate non-trust loan.

Representation 32

Farallon Portfolio               The related Mortgagee's consultant inspected
                                 100 of the manufactured home communities out of
                                 274 manufactured home communities constituting
                                 a portion of the collateral for the related
                                 Mortgage Loan.

Representation 34

Farallon Portfolio               The Mortgage Loan documents permit transfers to
                                 a pre-approved person, types of persons or
                                 categories of persons meeting the requirements
                                 set forth in each of the related Mortgage Loan
                                 documents.

Windward Town & Country Plaza    The Mortgage Loan documents permitted the
Phase I Windward Town &          Mortgagor to transfer tenant-in-common
Country Phase II                 interests in the Mortgaged Property provided
                                 that each purchaser of a tenant-in-common
                                 interest satisfied the mortgagee's
                                 single-purpose entity requirements and certain
                                 other conditions were satisfied.

South Yosemite Street            The guarantor is permitted to pledge its
                                 interest in the Mortgagor in connection with a
                                 credit facility given to guarantor so long as
                                 certain conditions are satisfied including the
                                 interest being pledged to a qualified
                                 transferee.

Parkside Village                 The Mortgagor consists of two limited liability
                                 companies that own the Mortgaged Property as
                                 tenants-in-common (the "TIC MORTGAGORS"). The
                                 beneficial owner of one TIC Mortgagor is
                                 undertaking a 1031 Reverse Exchange of its
                                 interest in another property. The TIC interests
                                 in such Mortgagor (Ambiance Parkside LLC) was
                                 "parked" with API Properties 603 LLC (an
                                 Exchange Accommodator) with a master lease of
                                 the real property interest from API Properties
                                 603 LLC to Rich & Rich Associates, L.P. By
                                 February 15, 2008, the ownership interest in
                                 Ambiance Parkside LLC must be conveyed to Rich
                                 & Rich Associates, L.P. or Cobden LLC (in the
                                 event the 1031 exchange is not consummated). If
                                 Mortgagor fails to consummate such assignment
                                 of membership interest, the Loan becomes
                                 recourse.

Shops at Main & Transit          The Mortgage Loan documents require that the
                                 Mortgagor only pay third party out of pocket
                                 expenses incurred by the mortgagee.

Homewood Suites - Lexington      In connection with the release of an unimproved
                                 and non-income producing parcel of the
                                 Mortgaged Property, the Mortgage Loan documents
                                 require that the Mortgagor transfer such parcel
                                 to a specific entity.

                                    Annex-A-6

Representation 35

Farallon Portfolio               The following properties owned by the related
                                 Mortgagor are not part of the related Mortgaged
                                 Property: (i) mineral rights, if any, (ii)
                                 leasehold interest in a certain lake and
                                 related amenities at Cypress Shores
                                 manufactured home community, (iii) leasehold
                                 interest in land leased from municipal airport
                                 at Cypress Shores manufactured home community
                                 that affects up to ten (10) home-sites, (iv)
                                 three (3) leased home-sites for manufactured
                                 homes at Sunnyside manufactured home community,
                                 and (v) 30 manufactured homes owned by the
                                 related Mortgagor at various manufactured home
                                 communities.

Representation 37

Shops at Main & Transit          Checking on status of the application for
                                 creation of separate tax lots.

Trace Station Shopping Center    The tax parcel for the Mortgage Property
                                 includes other property which is not collateral
                                 for the related Mortgage Loan. Mortgagor agreed
                                 to cause segregation of the tax lots and cause
                                 the related Mortgage Property to be separately
                                 assessed for real estate taxes.

Farallon Portfolio               Mortgagor does not own but operates and pays
                                 real estate taxes on small portions of Smoke
                                 Creek manufactured home community and River
                                 Oaks manufactured home community.

Representation 42

Farallon Portfolio               The holders of certain Non-Trust Loans have
                                 rights related to servicing in the related Loan
                                 Combination Intercreditor Agreement. Those
                                 rights may be assigned to other entities.

                                 The loan is comprised of multiple notes and is
                                 being serviced pursuant to the ML-CFC 2007-8
                                 pooling and servicing agreement.

Representation 43

Farallon Portfolio               The recourse liability to the related Mortgagor
                                 covers only actual loss, costs, liability,
                                 damage or expense (including, without
                                 limitation, reasonable attorneys' fees and
                                 disbursements) arising out of only the
                                 following: (i) any intentional fraud or willful
                                 misrepresentation contained in any of the
                                 related Mortgage Loan documents or reports
                                 furnished directly or indirectly by the related
                                 Mortgagor or any of Mortgagor's affiliates
                                 pursuant to any related Mortgage Loan document
                                 or in the origination of the loan; (ii)
                                 intentional misapplication or intentional
                                 misappropriation of funds (including loss
                                 proceeds or certain rents), security deposits,
                                 payments received from credit card companies
                                 and any other funds due the related Lender
                                 under the related Mortgage Loan documents in
                                 contravention of such Mortgage Loan documents;
                                 (iii) damage to the related Mortgaged Property
                                 resulting from intentional acts of the related
                                 Mortgagor; (iv) any material breach of certain
                                 SPE provisions of the related Mortgage Loan
                                 agreement; (v) any material and intentional
                                 breach of a representation relating to
                                 financing information provided to the related
                                 Lender; or (vi) the failure to pay certain
                                 impositions assessed against the related
                                 Mortgaged Property to the extent there were
                                 sufficient funds available to pay and the
                                 related Lender allows the related Mortgagor to
                                 apply the same, or the failure to pay and
                                 discharge any mechanic's or materialman's liens
                                 against the related Mortgaged Property, where
                                 required pursuant to the related Mortgage Loan
                                 agreement, to the extent there were sufficient
                                 funds available to pay and discharge and the
                                 related Lender allows the related Mortgagor to
                                 apply the same.

                                    Annex-A-7

Carman's Plaza                   The related Mortgage Loan has a non-recourse
                                 carve-out for "intentional, misapplication,
                                 misappropriation or conversion" rather than
                                 "waste or misappropriation".

Lompoc Corners                   The Mortgagor is not personally liable for any
                                 "inadvertent and reasonable accounting error
                                 that is promptly corrected" in connection with
                                 the misapplication or misappropriation of
                                 tenants rents or security deposits.

San Souci Plaza                  The provision relating to recourse to the
                                 related Mortgagor and its principal with
                                 respect to misrepresentation is limited to: (i)
                                 "intentional, material misrepresentation;" (ii)
                                 "actual physical waste;" (iii) "intentional
                                 misapplication, misappropriation or conversion
                                 of tenant security deposits or rents;" and (iv)
                                 "intentional misapplication, misappropriation
                                 or conversion of insurance proceeds or awards
                                 not applied in accordance with the terms of the
                                 related Mortgage Loan documents."

Representation 45

Kohl's Livermore                 The Mortgaged Property pledged to secure the
                                 Mortgage Loan is the related Mortgagor's fee
                                 interest in the real property but not the
                                 improvements thereon.

Representation 46

Farallon Portfolio               Escrows are in the possession and control of
                                 the servicer in the ML-CFC 2007-8
                                 securitization.

                                 The loan is comprised of multiple notes and is
                                 being serviced pursuant to the ML-CFC 2007-8
                                 pooling and servicing agreement.

                                 Any rights of the Seller (in its capacity as
                                 the holder of the notes being transferred to
                                 the Purchaser) to such escrows are being
                                 conveyed hereunder to the Purchaser.

Representation 47

Thorndale West Shopping Center   The related Mortgage Loan documents do not
                                 require the Mortgagor to deliver quarterly
                                 operating statements or quarterly rent rolls.

                                    Annex-A-8

                             MERRILL MORTGAGE LOANS

The following Mortgage Loans are the Merrill Mortgage Loans:

  Loan No.                 Mortgage Loan
-----------   --------------------------------------
              Farallon Portfolio
146444        Carman's Plaza
146443        San Souci Plaza
141813        Shops at Main & Transit
147366        8585 South Yosemite Street
142518        Northwestern Office
146958        FedEx Freight Truck Terminal
146906        Vineyard Village
20068522012   Golfside Lake I & II
148104        Lompoc Corners
143690        Windward Town & Country Plaza Phase I
147020        HMR Portfolio
141875        Windward Town & Country Plaza Phase II
143779        Thorndale West Shopping Center
149217        Parkside Village
147305        6219 El Camino Real
146966        Homewood Suites - Lexington
142651        Joplin Marketplace
147073        Kohl's Livermore
147078        1611 West Peachtree Street
20068546010   West Marshall Street
149051        900 North Broadway
147964        Trace Station Shopping Center
146658        Natchez Medical Pavilion
148302        Desert Sky Retail
147357        West Pacific Industrial Center
147445        Emerald Center
147296        MayRich Plaza
143062        Centerpointe - Office Depot
148235        30-32 Industrial Drive

                                    Annex-A-9

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                      NONE.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                      NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE
                                    Attached

MLCFC 2007-9: MLML MORTGAGE LOAN SCHEDULE

                                                                                        PROPERTY
LOAN #  LOAN GROUP  PROPERTY NAME                          LOAN / PROPERTY  ORIGINATOR  TYPE
------------------------------------------------------------------------------------------------------------

   1        2       Farallon Portfolio                     Loan             MLML        Manufactured Housing
 1.001      2       Portside                               Property         MLML        Manufactured Housing
 1.002      2       Shadow Hills                           Property         MLML        Manufactured Housing
 1.003      2       CV-Jacksonville                        Property         MLML        Manufactured Housing
 1.004      2       Western Hills                          Property         MLML        Manufactured Housing
 1.005      2       Siesta Lago                            Property         MLML        Manufactured Housing
 1.006      2       Hunter Ridge                           Property         MLML        Manufactured Housing
 1.007      2       Camelot                                Property         MLML        Manufactured Housing
 1.008      2       Wikiup                                 Property         MLML        Manufactured Housing
 1.009      2       Harmony Road                           Property         MLML        Manufactured Housing
 1.010      2       Lamplighter Village                    Property         MLML        Manufactured Housing
 1.011      2       Chalet North                           Property         MLML        Manufactured Housing
 1.012      2       Country Club Mobile Estates            Property         MLML        Manufactured Housing
 1.013      2       Shadowood                              Property         MLML        Manufactured Housing
 1.014      2       Southwind Village                      Property         MLML        Manufactured Housing
 1.015      2       The Meadows                            Property         MLML        Manufactured Housing
 1.016      2       Landmark Village                       Property         MLML        Manufactured Housing
 1.017      2       Crescentwood Village                   Property         MLML        Manufactured Housing
 1.018      2       Stone Mountain                         Property         MLML        Manufactured Housing
 1.019      2       Casual Estates                         Property         MLML        Manufactured Housing
 1.020      2       Village North                          Property         MLML        Manufactured Housing
 1.021      2       Windsor Mobile Estates                 Property         MLML        Manufactured Housing
 1.022      2       Riverdale (Colonial Coach)             Property         MLML        Manufactured Housing
 1.023      2       Foxhall Village                        Property         MLML        Manufactured Housing
 1.024      2       New Twin Lakes                         Property         MLML        Manufactured Housing
 1.025      2       Carnes Crossing                        Property         MLML        Manufactured Housing
 1.026      2       Saddlebrook                            Property         MLML        Manufactured Housing
 1.027      2       Thornton Estates                       Property         MLML        Manufactured Housing
 1.028      2       Mountainside Estates                   Property         MLML        Manufactured Housing
 1.029      2       Castlewood Estates                     Property         MLML        Manufactured Housing
 1.030      2       Green Spring Valley                    Property         MLML        Manufactured Housing
 1.031      2       Villa West (UT)                        Property         MLML        Manufactured Housing
 1.032      2       Villa West (CO)                        Property         MLML        Manufactured Housing
 1.033      2       Torrey Hills                           Property         MLML        Manufactured Housing
 1.034      2       Springdale Lake                        Property         MLML        Manufactured Housing
 1.035      2       Brookside Village - TX                 Property         MLML        Manufactured Housing
 1.036      2       Columbia Heights                       Property         MLML        Manufactured Housing
 1.037      2       Encantada                              Property         MLML        Manufactured Housing
 1.038      2       Woodlands of Kennesaw                  Property         MLML        Manufactured Housing
 1.039      2       Lakeview Estates                       Property         MLML        Manufactured Housing
 1.040      2       Oakwood Forest                         Property         MLML        Manufactured Housing
 1.041      2       Broadmore                              Property         MLML        Manufactured Housing
 1.042      2       Oak Park Village (FL)                  Property         MLML        Manufactured Housing
 1.043      2       Misty Winds                            Property         MLML        Manufactured Housing
 1.044      2       Evergreen Village - IA                 Property         MLML        Manufactured Housing
 1.045      2       Ortega Village                         Property         MLML        Manufactured Housing
 1.046      2       Riverside (UT)                         Property         MLML        Manufactured Housing
 1.047      2       Easy Living                            Property         MLML        Manufactured Housing
 1.048      2       Southfork                              Property         MLML        Manufactured Housing
 1.049      2       Cloverleaf                             Property         MLML        Manufactured Housing
 1.050      2       Golden Valley                          Property         MLML        Manufactured Housing
 1.051      2       Riverdale                              Property         MLML        Manufactured Housing
 1.052      2       Friendly Village - GA                  Property         MLML        Manufactured Housing
 1.053      2       Smoke Creek                            Property         MLML        Manufactured Housing
 1.054      2       Marion Village                         Property         MLML        Manufactured Housing
 1.055      2       Valley View - Danboro                  Property         MLML        Manufactured Housing
 1.056      2       Colonial Gardens                       Property         MLML        Manufactured Housing
 1.057      2       Evergreen Village - UT                 Property         MLML        Manufactured Housing
 1.058      2       Summit Oaks                            Property         MLML        Manufactured Housing
 1.059      2       Stoneybrook                            Property         MLML        Manufactured Housing
 1.060      2       Pedaler's Pond                         Property         MLML        Manufactured Housing
 1.061      2       Burntwood                              Property         MLML        Manufactured Housing
 1.062      2       Country Club Crossing                  Property         MLML        Manufactured Housing
 1.063      2       Sunset Vista                           Property         MLML        Manufactured Housing
 1.064      2       Spring Valley Village                  Property         MLML        Manufactured Housing
 1.065      2       South Arlington Estates                Property         MLML        Manufactured Housing
 1.066      2       Mallard Lake                           Property         MLML        Manufactured Housing
 1.067      2       Sundown                                Property         MLML        Manufactured Housing
 1.068      2       Stony Brook North                      Property         MLML        Manufactured Housing
 1.069      2       Twin Pines                             Property         MLML        Manufactured Housing
 1.070      2       Inspiration Valley                     Property         MLML        Manufactured Housing
 1.071      2       Highland Acres                         Property         MLML        Manufactured Housing
 1.072      2       Oak Ridge                              Property         MLML        Manufactured Housing
 1.073      2       Washington Mobile Estates              Property         MLML        Manufactured Housing
 1.074      2       River Oaks                             Property         MLML        Manufactured Housing
 1.075      2       Siouxland Estates                      Property         MLML        Manufactured Housing
 1.076      2       Brookside                              Property         MLML        Manufactured Housing
 1.077      2       Eagle Ridge                            Property         MLML        Manufactured Housing
 1.078      2       Cedar Knoll                            Property         MLML        Manufactured Housing
 1.079      2       Marnelle                               Property         MLML        Manufactured Housing
 1.080      2       Maple Manor                            Property         MLML        Manufactured Housing
 1.081      2       Arlington Lakeside                     Property         MLML        Manufactured Housing
 1.082      2       Royal Crest                            Property         MLML        Manufactured Housing
 1.083      2       Forest Creek                           Property         MLML        Manufactured Housing
 1.084      2       Four Seasons                           Property         MLML        Manufactured Housing
 1.085      2       Cottonwood Grove                       Property         MLML        Manufactured Housing
 1.086      2       Highland                               Property         MLML        Manufactured Housing
 1.087      2       Valley Verde                           Property         MLML        Manufactured Housing
 1.088      2       Chalet City                            Property         MLML        Manufactured Housing
 1.089      2       Southridge Estates                     Property         MLML        Manufactured Housing
 1.090      2       Ridgewood Estates                      Property         MLML        Manufactured Housing
 1.091      2       Creekside                              Property         MLML        Manufactured Housing
 1.092      2       Eastview                               Property         MLML        Manufactured Housing
 1.093      2       Viking Villa                           Property         MLML        Manufactured Housing
 1.094      2       Lakewood Estates                       Property         MLML        Manufactured Housing
 1.095      2       Terrace Heights                        Property         MLML        Manufactured Housing
 1.096      2       Falcon Farms                           Property         MLML        Manufactured Housing
 1.097      2       Forest Park                            Property         MLML        Manufactured Housing
 1.098      2       Quail Run                              Property         MLML        Manufactured Housing
 1.099      2       Sheridan                               Property         MLML        Manufactured Housing
 1.100      2       Huguenot Estates                       Property         MLML        Manufactured Housing
 1.101      2       Countryside (CO)                       Property         MLML        Manufactured Housing
 1.102      2       Silver Creek                           Property         MLML        Manufactured Housing
 1.103      2       Havenwood                              Property         MLML        Manufactured Housing
 1.104      2       Northland                              Property         MLML        Manufactured Housing
 1.105      2       Ewing Trace                            Property         MLML        Manufactured Housing
 1.106      2       Overpass Point MHC                     Property         MLML        Manufactured Housing
 1.107      2       Enchanted Village                      Property         MLML        Manufactured Housing
 1.108      2       Seascape                               Property         MLML        Manufactured Housing
 1.109      2       Golden Triangle                        Property         MLML        Manufactured Housing
 1.110      2       Meadowood                              Property         MLML        Manufactured Housing
 1.111      2       Meadowbrook                            Property         MLML        Manufactured Housing
 1.112      2       Tallview Terrace                       Property         MLML        Manufactured Housing
 1.113      2       Western Mobile Estates                 Property         MLML        Manufactured Housing
 1.114      2       Whitney                                Property         MLML        Manufactured Housing
 1.115      2       Five Seasons Davenport                 Property         MLML        Manufactured Housing
 1.116      2       Valley View - Honey Brook              Property         MLML        Manufactured Housing
 1.117      2       Village Park                           Property         MLML        Manufactured Housing
 1.118      2       Countryside Village (TN)               Property         MLML        Manufactured Housing
 1.119      2       Mobile Gardens                         Property         MLML        Manufactured Housing
 1.120      2       Carriage Court East                    Property         MLML        Manufactured Housing
 1.121      2       Mission Estates                        Property         MLML        Manufactured Housing
 1.122      2       Loveland                               Property         MLML        Manufactured Housing
 1.123      2       Meadow Glen                            Property         MLML        Manufactured Housing
 1.124      2       Shiloh Pines                           Property         MLML        Manufactured Housing
 1.125      2       Rolling Hills                          Property         MLML        Manufactured Housing
 1.126      2       Deerpointe                             Property         MLML        Manufactured Housing
 1.127      2       Cypress Shores                         Property         MLML        Manufactured Housing
 1.128      2       Oasis                                  Property         MLML        Manufactured Housing
 1.129      2       Tanglewood                             Property         MLML        Manufactured Housing
 1.130      2       Villa                                  Property         MLML        Manufactured Housing
 1.131      2       Castle Acres                           Property         MLML        Manufactured Housing
 1.132      2       Dynamic                                Property         MLML        Manufactured Housing
 1.133      2       Big Country                            Property         MLML        Manufactured Housing
 1.134      2       Carriage Court Central                 Property         MLML        Manufactured Housing
 1.135      2       Northern Hills                         Property         MLML        Manufactured Housing
 1.136      2       Sunny Acres                            Property         MLML        Manufactured Housing
 1.137      2       Lakewood - TX                          Property         MLML        Manufactured Housing
 1.138      2       Westlake                               Property         MLML        Manufactured Housing
 1.139      2       Mesquite Meadows                       Property         MLML        Manufactured Housing
 1.140      2       Cedar Terrace                          Property         MLML        Manufactured Housing
 1.141      2       Frieden Manor                          Property         MLML        Manufactured Housing
 1.142      2       Country Club Manor                     Property         MLML        Manufactured Housing
 1.143      2       Suburban Estates                       Property         MLML        Manufactured Housing
 1.144      2       Deerhurst                              Property         MLML        Manufactured Housing
 1.145      2       Aledo                                  Property         MLML        Manufactured Housing
 1.146      2       President's Park                       Property         MLML        Manufactured Housing
 1.147      2       Woodlake                               Property         MLML        Manufactured Housing
 1.148      2       Silver Leaf                            Property         MLML        Manufactured Housing
 1.149      2       Dynamic II                             Property         MLML        Manufactured Housing
 1.150      2       Magnolia Circle                        Property         MLML        Manufactured Housing
 1.151      2       Twin Oaks                              Property         MLML        Manufactured Housing
 1.152      2       Washingtonville Manor                  Property         MLML        Manufactured Housing
 1.153      2       Brookside Village -PA                  Property         MLML        Manufactured Housing
 1.154      2       Westview                               Property         MLML        Manufactured Housing
 1.155      2       Sunset Country                         Property         MLML        Manufactured Housing
 1.156      2       Westmoor                               Property         MLML        Manufactured Housing
 1.157      2       The Towneship at Clifton               Property         MLML        Manufactured Housing
 1.158      2       Eagle Creek                            Property         MLML        Manufactured Housing
 1.159      2       Mesquite Ridge                         Property         MLML        Manufactured Housing
 1.160      2       Oak Park Village (TX)                  Property         MLML        Manufactured Housing
 1.161      2       Plantation Estates                     Property         MLML        Manufactured Housing
 1.162      2       Breazeale                              Property         MLML        Manufactured Housing
 1.163      2       Shady Hills                            Property         MLML        Manufactured Housing
 1.164      2       Cimmaron Village                       Property         MLML        Manufactured Housing
 1.165      2       Birchwood Farms                        Property         MLML        Manufactured Housing
 1.166      2       Terrell Crossing                       Property         MLML        Manufactured Housing
 1.167      2       Pleasant Grove (CO)                    Property         MLML        Manufactured Housing
 1.168      2       Willow Creek Estates                   Property         MLML        Manufactured Housing
 1.169      2       Bluebonnet Estates                     Property         MLML        Manufactured Housing
 1.170      2       Connelly Terrace                       Property         MLML        Manufactured Housing
 1.171      2       Hampton Acres                          Property         MLML        Manufactured Housing
 1.172      2       Meridian Sooner                        Property         MLML        Manufactured Housing
 1.173      2       Mesquite Green                         Property         MLML        Manufactured Housing
 1.174      2       El Lago                                Property         MLML        Manufactured Housing
 1.175      2       Moosic Heights                         Property         MLML        Manufactured Housing
 1.176      2       Golden Rule                            Property         MLML        Manufactured Housing
 1.177      2       Amber Village                          Property         MLML        Manufactured Housing
 1.178      2       Riverchase                             Property         MLML        Manufactured Housing
 1.179      2       Hidden Hills                           Property         MLML        Manufactured Housing
 1.180      2       The Woodlands                          Property         MLML        Manufactured Housing
 1.181      2       Blue Valley                            Property         MLML        Manufactured Housing
 1.182      2       Autumn Forest                          Property         MLML        Manufactured Housing
 1.183      2       Valley View - Ephrata                  Property         MLML        Manufactured Housing
 1.184      2       Cowboy                                 Property         MLML        Manufactured Housing
 1.185      2       Lakeside - GA                          Property         MLML        Manufactured Housing
 1.186      2       Sunnyside                              Property         MLML        Manufactured Housing
 1.187      2       Trailmont                              Property         MLML        Manufactured Housing
 1.188      2       Timberland                             Property         MLML        Manufactured Housing
 1.189      2       Denton Falls                           Property         MLML        Manufactured Housing
 1.190      2       Terrace                                Property         MLML        Manufactured Housing
 1.191      2       Lakeside - IA                          Property         MLML        Manufactured Housing
 1.192      2       Siesta Manor                           Property         MLML        Manufactured Housing
 1.193      2       Sunrise Terrace                        Property         MLML        Manufactured Housing
 1.194      2       Riverside (KS)                         Property         MLML        Manufactured Housing
 1.195      2       Chisholm Creek                         Property         MLML        Manufactured Housing
 1.196      2       Prairie Village                        Property         MLML        Manufactured Housing
 1.197      2       Willow Terrace                         Property         MLML        Manufactured Housing
 1.198      2       Countryside (KS)                       Property         MLML        Manufactured Housing
 1.199      2       Highview                               Property         MLML        Manufactured Housing
 1.200      2       Green Valley Village                   Property         MLML        Manufactured Housing
 1.201      2       Crestview - OK                         Property         MLML        Manufactured Housing
 1.202      2       Shady Lane                             Property         MLML        Manufactured Housing
 1.203      2       Western Park                           Property         MLML        Manufactured Housing
 1.204      2       Brookshire Village                     Property         MLML        Manufactured Housing
 1.205      2       Overholser Village                     Property         MLML        Manufactured Housing
 1.206      2       The Pines                              Property         MLML        Manufactured Housing
 1.207      2       Jonesboro (Atlanta Meadows)            Property         MLML        Manufactured Housing
 1.208      2       Park Plaza                             Property         MLML        Manufactured Housing
 1.209      2       Belaire                                Property         MLML        Manufactured Housing
 1.210      2       Pine Hills                             Property         MLML        Manufactured Housing
 1.211      2       Commerce Heights                       Property         MLML        Manufactured Housing
 1.212      2       Oak Glen                               Property         MLML        Manufactured Housing
 1.213      2       Creekside Estates                      Property         MLML        Manufactured Housing
 1.214      2       Kimberly @ Creekside                   Property         MLML        Manufactured Housing
 1.215      2       Harper Woods                           Property         MLML        Manufactured Housing
 1.216      2       Brittany Place                         Property         MLML        Manufactured Housing
 1.217      2       Shady Creek                            Property         MLML        Manufactured Housing
 1.218      2       Connie Jean                            Property         MLML        Manufactured Housing
 1.219      2       Willow Springs                         Property         MLML        Manufactured Housing
 1.220      2       Seamist                                Property         MLML        Manufactured Housing
 1.221      2       Pleasant View Estates                  Property         MLML        Manufactured Housing
 1.222      2       Navajo Lake Estates                    Property         MLML        Manufactured Housing
 1.223      2       Kopper View MHC                        Property         MLML        Manufactured Housing
 1.224      2       Carsons                                Property         MLML        Manufactured Housing
 1.225      2       Rose Country Estates                   Property         MLML        Manufactured Housing
 1.226      2       Redwood Village                        Property         MLML        Manufactured Housing
 1.227      2       Birch Meadows                          Property         MLML        Manufactured Housing
 1.228      2       Terrace II                             Property         MLML        Manufactured Housing
 1.229      2       Englewood Village                      Property         MLML        Manufactured Housing
 1.230      2       Eastern Villa                          Property         MLML        Manufactured Housing
 1.231      2       El Caudillo                            Property         MLML        Manufactured Housing
 1.232      2       Chambersburg I & II                    Property         MLML        Manufactured Housing
 1.233      2       Wheel Estates                          Property         MLML        Manufactured Housing
 1.234      2       Oakwood Lake Village                   Property         MLML        Manufactured Housing
 1.235      2       Valley View - Ephrata II               Property         MLML        Manufactured Housing
 1.236      2       Oak Grove                              Property         MLML        Manufactured Housing
 1.237      2       Cedar Creek, KS                        Property         MLML        Manufactured Housing
 1.238      2       Oakridge / Stonegate                   Property         MLML        Manufactured Housing
 1.239      2       Vogel Manor MHC                        Property         MLML        Manufactured Housing
 1.240      2       Hidden Oaks                            Property         MLML        Manufactured Housing
 1.241      2       Plainview                              Property         MLML        Manufactured Housing
 1.242      2       Rockview Heights                       Property         MLML        Manufactured Housing
 1.243      2       West Cloud Commons                     Property         MLML        Manufactured Housing
 1.244      2       Gallant Estates                        Property         MLML        Manufactured Housing
 1.245      2       Sunset Village                         Property         MLML        Manufactured Housing
 1.246      2       Countryside (OK)                       Property         MLML        Manufactured Housing
 1.247      2       Chelsea                                Property         MLML        Manufactured Housing
 1.248      2       Gregory Courts                         Property         MLML        Manufactured Housing
 1.249      2       El Lago II                             Property         MLML        Manufactured Housing
 1.250      2       Glen Acres                             Property         MLML        Manufactured Housing
 1.251      2       Shadow Mountain                        Property         MLML        Manufactured Housing
 1.252      2       Pine Haven MHP                         Property         MLML        Manufactured Housing
 1.253      2       Collingwood MHP                        Property         MLML        Manufactured Housing
 1.254      2       Mountaintop                            Property         MLML        Manufactured Housing
 1.255      2       Whispering Hills                       Property         MLML        Manufactured Housing
 1.256      2       Mulberry Heights                       Property         MLML        Manufactured Housing
 1.257      2       Zoppe's                                Property         MLML        Manufactured Housing
 1.258      2       Shawnee Hills                          Property         MLML        Manufactured Housing
 1.259      2       Pleasant Grove (NC)                    Property         MLML        Manufactured Housing
 1.260      2       Park Avenue Estates                    Property         MLML        Manufactured Housing
 1.261      2       Monroe Valley                          Property         MLML        Manufactured Housing
 1.262      2       El Dorado                              Property         MLML        Manufactured Housing
 1.263      2       Crestview - PA                         Property         MLML        Manufactured Housing
 1.264      2       Sherwood Acres                         Property         MLML        Manufactured Housing
 1.265      2       Bush Ranch                             Property         MLML        Manufactured Housing
 1.266      2       Glenview                               Property         MLML        Manufactured Housing
 1.267      2       Misty Hollow                           Property         MLML        Manufactured Housing
 1.268      2       Audora                                 Property         MLML        Manufactured Housing
 1.269      2       Green Acres                            Property         MLML        Manufactured Housing
 1.270      2       Sunset 77                              Property         MLML        Manufactured Housing
 1.271      2       Hidden Acres                           Property         MLML        Manufactured Housing
 1.272      2       Park D'Antoine                         Property         MLML        Manufactured Housing
 1.273      2       Sleepy Hollow                          Property         MLML        Manufactured Housing
 1.274      2       Sycamore Square                        Property         MLML        Manufactured Housing
  16        1       Carman's Plaza                         Loan             MLML        Retail
  17        1       San Souci Plaza                        Loan             MLML        Retail
  18        1       Shops at Main & Transit                Loan             MLML        Retail
  21        1       8585 South Yosemite Street             Loan             MLML        Retail
  32        1       Northwestern Office                    Loan             MLML        Office
  35        1       FedEx Freight Truck Terminal           Loan             MLML        Industrial
  36        1       Vineyard Village                       Loan             MLML        Retail
  42        2       Golfside Lake I & II                   Loan             MLML        Multifamily
  43        1       Lompoc Corners                         Loan             MLML        Retail
  45        1       Winward Town & Country Plaza Phase I   Loan             MLML        Retail
  59        1       HMR Portfolio                          Loan             MLML        Various
 59.01      1       Eaglewood Apartments                   Property         MLML        Multifamily
 59.02      1       South Creek Apartments                 Property         MLML        Multifamily
 59.03      1       Scenic Ridge Apartments                Property         MLML        Multifamily
 59.04      1       South Creek Storage                    Property         MLML        Self Storage
  61        1       Winward Town & Country Plaza Phase II  Loan             MLML        Retail
  63        1       Thorndale West Shopping Center         Loan             MLML        Retail
  67        2       Parkside Village                       Loan             MLML        Multifamily
  82        1       6219 El Camino Real                    Loan             MLML        Office
  92        1       Homewood Suites - Lexington            Loan             MLML        Hospitality
  95        1       Kohl's Livermore                       Loan             MLML        Retail
  96        1       Joplin Marketplace                     Loan             MLML        Retail
  98        1       1611 West Peachtree Street             Loan             MLML        Office
  103       2       West Marshall Street                   Loan             MLML        Multifamily
  109       1       900 North Broadway                     Loan             MLML        Office
  111       1       Trace Station Shopping Center          Loan             MLML        Retail
  115       1       Natchez Medical Pavilion               Loan             MLML        Office
  133       1       Desert Sky Retail                      Loan             MLML        Retail
  138       1       West Pacific Industrial Center         Loan             MLML        Industrial
  150       1       Emerald Center                         Loan             MLML        Office
  157       1       MayRich Plaza                          Loan             MLML        Retail
  169       1       Centerpointe - Office Depot            Loan             MLML        Retail
  173       1       30-32 Industrial Drive                 Loan             MLML        Industrial

                                                                                                           CUT-OFF DATE    ORIGINAL
LOAN #  STREET ADDRESS                                 CITY              COUNTY          STATE   ZIP CODE   BALANCE ($)  BALANCE ($)
--------------------------------------------------------------------------------------- --------------------------------------------

   1    Various                                        Various           Various        Various  Various    500,000,000  500,000,000
 1.001  14001 Beach Boulevard                          Jacksonville      Duval          FL       32250       12,897,493   12,897,493
 1.002  8403 Millinockett Lane                         Orlando           Orange         FL       32825        9,246,588    9,246,588
 1.003  10960 Beach Boulevard                          Jacksonville      Duval          FL       32246        8,632,180    8,632,180
 1.004  13000 SW 5th Court                             Davie             Broward        FL       33325        7,621,707    7,621,707
 1.005  4750 Siesta Lago Drive                         Kissimmee         Osceola        FL       34746        7,301,809    7,301,809
 1.006  696 Tara Road                                  Jonesboro         Clayton        GA       30238        7,083,466    7,083,466
 1.007  655 North Highway 89                           North Salt Lake   Davis          UT       84054        6,799,111    6,799,111
 1.008  6500 East 88th Avenue                          Henderson         Adams          CO       80640        6,243,097    6,243,097
 1.009  2500 East Harmony Road                         Fort Collins      Larimer        CO       80528        6,136,465    6,136,465
 1.010  1661 Powder Springs Road                       Marietta          Cobb           GA       30064        5,791,177    5,791,177
 1.011  1800 Alpine Drive                              Apopka            Orange         FL       32703        5,537,290    5,537,290
 1.012  5100 South 1300 East                           Salt Lake City    Salt Lake      UT       84117        5,308,791    5,308,791
 1.013  6359 Bells Ferry Road                          Acworth           Cherokee       GA       30102        5,222,469    5,222,469
 1.014  302 Fillmore Street                            Naples            Collier        FL       34104        5,105,681    5,105,681
 1.015  14470 East 13th Avenue                         Aurora            Arapahoe       CO       80011        4,917,804    4,917,804
 1.016  225 Club Drive                                 Fairburn          Fayette        GA       30213        4,684,227    4,684,227
 1.017  11352 South Crescentwood Drive                 Sandy             Salt Lake      UT       84070        4,321,168    4,321,168
 1.018  100 Castle Club Drive                          Stone Mountain    Gwinnett       GA       30087        4,062,202    4,062,202
 1.019  7330 Lands End Lane                            Liverpool         Onondaga       NY       13090        3,963,186    3,963,186
 1.020  1240 North Cowan Avenue                        Lewisville        Denton         TX       75057        3,935,259    3,935,259
 1.021  2800 Hampton Park Drive                        West Valley City  Salt Lake      UT       84119        3,912,409    3,912,409
 1.022  8000 Highway 85                                Riverdale         Clayton        GA       30296        3,876,864    3,876,864
 1.023  5709 Buffaloe Road                             Raleigh           Wake           NC       27616        3,706,760    3,706,760
 1.024  31 Regina Drive                                Bloomingburg      Sullivan       NY       12721        3,694,065    3,694,065
 1.025  420 Pittsburg Landing                          Summerville       Berkeley       SC       29483        3,676,293    3,676,293
 1.026  8401 East Saddlebrook Drive                    North Charleston  Dorchester     SC       29420        3,592,510    3,592,510
 1.027  3600 East 88th Avenue                          Thornton          Adams          CO       80229        3,549,984    3,549,984
 1.028  17190 Mount Vernon Road                        Golden            Jefferson      CO       80401        3,351,317    3,351,317
 1.029  100 Plantation Hill Road                       Mableton          Cobb           GA       30126        3,325,928    3,325,928
 1.030  1100 Greenvale Road                            Raleigh           Wake           NC       27603        3,270,073    3,270,073
 1.031  8400 South 4000 West                           West Jordan       Salt Lake      UT       84088        3,201,523    3,201,523
 1.032  2700 C Street                                  Greeley           Weld           CO       80631        3,158,362    3,158,362
 1.033  5406 Torrey Road                               Flint             Genesee        MI       48507        3,150,746    3,150,746
 1.034  5 Springdale Drive                             Belton            Cass           MO       64012        3,105,046    3,105,046
 1.035  14900 Lasater Road                             Dallas            Dallas         TX       75253        3,018,724    3,018,724
 1.036  2515 Cumberland Road                           Grand Forks       Grand Forks    ND       58201        2,990,797    2,990,797
 1.037  1000 Coyote Trail                              Las Cruces        Dona Ana       NM       88001        2,975,563    2,975,563
 1.038  2880 Cobb Parkway North                        Kennesaw          Cobb           GA       30152        2,975,563    2,975,563
 1.039  2600 North Hill Field                          Layton            Davis          UT       84041        2,967,947    2,967,947
 1.040  4100 N US Highway 29                           Greensboro        Guilford       NC       27405        2,909,553    2,909,553
 1.041  148 Broadmore                                  Goshen            Elkhart        IN       46528        2,907,014    2,907,014
 1.042  4000 Southwest 47th Street                     Gainesville       Alachua        FL       32608        2,894,319    2,894,319
 1.043  5902 Ayers Street                              Corpus Christi    Nueces         TX       78415        2,889,242    2,889,242
 1.044  5309 Highway 75 North                          Sioux City        Woodbury       IA       51108        2,874,008    2,874,008
 1.045  5515 118th Street                              Jacksonville      Duval          FL       32244        2,820,692    2,820,692
 1.046  1232 West Rock River Road                      West Valley City  Salt Lake      UT       84119        2,818,153    2,818,153
 1.047  3323 Iowa Street                               Lawrence          Douglas        KS       66046        2,752,142    2,752,142
 1.048  4937 Stuart Road                               Denton            Denton         TX       76207        2,734,370    2,734,370
 1.049  4515 34th Street                               Moline            Rock Island    IL       61265        2,696,287    2,696,287
 1.050  7631 Dallas Highway                            Douglasville      Douglas        GA       30134        2,691,209    2,691,209
 1.051  5100 South 1050 West                           Riverdale         Weber          UT       84405        2,640,432    2,640,432
 1.052  9 Pinetree Road                                Lawrenceville     Gwinnett       GA       30043        2,615,043    2,615,043
 1.053  4255 Smokecreek Parkway                        Snellville        Gwinnett       GA       30039        2,615,043    2,615,043
 1.054  700 35th Street                                Marion            Linn           IA       52302        2,602,348    2,602,348
 1.055  1081 Easton Road                               Danboro           Bucks          PA       18810        2,602,348    2,602,348
 1.056  3000 Tuttle Creek Boulevard                    Manhattan         Riley          KS       66502        2,576,960    2,576,960
 1.057  2491 North Highway 89                          Pleasant View     Weber          UT       84404        2,536,338    2,536,338
 1.058  6812 Randol Mill Road                          Fort Worth        Tarrant        TX       76120        2,526,182    2,526,182
 1.059  435 North 35th Avenue                          Greeley           Weld           CO       80631        2,494,446    2,494,446
 1.060  1960 Pedalers Pond Boulevard                   Lake Wales        Polk           FL       33859        2,442,399    2,442,399
 1.061  3308 South East 89th Street                    Oklahoma City     Cleveland      OK       73135        2,437,321    2,437,321
 1.062  1101 Hickory Boulevard                         Altoona           Polk           IA       50009        2,437,321    2,437,321
 1.063  8460 West Sunset Hills Drive                   Magna             Salt Lake      UT       84044        2,434,783    2,434,783
 1.064  36 Hopf Drive                                  Nanuet            Rockland       NY       10954        2,432,244    2,432,244
 1.065  7400 Twin Parks Drive                          Arlington         Tarrant        TX       76001        2,422,088    2,422,088
 1.066  4441 Highway 162                               Pontoon Beach     Madison        IL       62040        2,422,088    2,422,088
 1.067  1219 West 450 North                            Clearfield        Davis          UT       84015        2,411,933    2,411,933
 1.068  3000 Stony Brook Drive                         Raleigh           Wake           NC       27604        2,391,622    2,391,622
 1.069  2011 West Wilden Avenue                        Goshen            Elkhart        IN       46528        2,389,083    2,389,083
 1.070  5250 West 53rd Avenue                          Arvada            Jefferson      CO       80002        2,384,005    2,384,005
 1.071  1708 Bunker Hill Lane                          Lewisville        Denton         TX       75056        2,381,466    2,381,466
 1.072  1201 County Road 15                            Elkhart           Elkhart        IN       46516        2,376,388    2,376,388
 1.073  1450 North Washington Boulevard                Ogden             Webber         UT       84404        2,361,155    2,361,155
 1.074  7301 Buttonwood                                Kansas City       Wyandotte      KS       66111        2,356,077    2,356,077
 1.075  1520 Atokad Drive                              South Sioux City  Dakota         NE       68776        2,351,000    2,351,000
 1.076  8155 Redwood Road                              West Jordan       Salt Lake      UT       84088        2,317,994    2,317,994
 1.077  617 Holfords Prairie                           Lewisville        Denton         TX       75056        2,272,295    2,272,295
 1.078  5535 Dysart Road                               Waterloo          Black Hawk     IA       50701        2,259,600    2,259,600
 1.079  1512 Highway 54 West                           Fayetteville      Fayette        GA       30214        2,259,600    2,259,600
 1.080  18 Williams Street                             Taylor            Lackawanna     PA       18517        2,254,522    2,254,522
 1.081  3211 West Division Street                      Arlington         Tarrant        TX       76012        2,216,439    2,216,439
 1.082  2025 East Jemez Road                           Los Alamos        Los Alamos     NM       87544        2,201,206    2,201,206
 1.083  855 East Mishawaka Road                        Elkhart           Elkhart        IN       46517        2,201,206    2,201,206
 1.084  100 Apollo Drive                               Fayetteville      Fayette        GA       30214        2,188,512    2,188,512
 1.085  4500 14th Street                               Plano             Collin         TX       75074        2,158,045    2,158,045
 1.086  1875 Osolo Road                                Elkhart           Elkhart        IN       46514        2,132,656    2,132,656
 1.087  1751 West Hadley                               Las Cruces        Dona Ana       NM       88005        2,109,806    2,109,806
 1.088  301 Alpine Lane                                Crowley           Tarrant        TX       76036        2,107,268    2,107,268
 1.089  802 E. County Line Road Lot 259                Des Moines        Polk           IA       50320        2,092,034    2,092,034
 1.090  4100 Southeast Adams                           Topeka            Shawnee        KS       66609        2,053,951    2,053,951
 1.091  2510 Highway 175N                              Seagoville        Dallas         TX       75159        2,051,412    2,051,412
 1.092  601 El Camino Road                             Gillette          Campbell       WY       82716        2,051,412    2,051,412
 1.093  433 East 980 North                             Ogden             Weber          UT       84404        2,010,790    2,010,790
 1.094  7171 West 60th Street                          Davenport         Scott          IA       52804        1,986,671    1,986,671
 1.095  4001 Peru Road                                 Dubuque           Dubuque        IA       52001        1,984,132    1,984,132
 1.096  2507 214th Street North                        Port Byron        Rock Island    IL       61275        1,970,168    1,970,168
 1.097  183 Pitcher Road                               Queensbury        Warren         NY       12804        1,954,935    1,954,935
 1.098  903 South Main Street                          Hutchins          Dallas         TX       75141        1,927,007    1,927,007
 1.099  5305 North Sheridan                            Arvada            Jefferson      CO       80002        1,921,930    1,921,930
 1.100  18-5 Cherry Street                             Port Jervis       Orange         NY       12771        1,919,391    1,919,391
 1.101  2036 1st Avenue                                Greeley           Weld           CO       80631        1,888,924    1,888,924
 1.102  4930 North Dittmer Street                      Davenport         Scott          IA       52806        1,857,188    1,857,188
 1.103  106 Havenwood Drive                            Pompano Beach     Broward        FL       33064        1,822,913    1,822,913
 1.104  11819 North College Avenue                     Kansas City       Clay           MO       64156        1,807,680    1,807,680
 1.105  4201 Windsor Place                             Des Moines        Polk           IA       50320        1,792,447    1,792,447
 1.106  99 East Green Pines Drive                      Tooele            Tooele         UT       84074        1,792,447    1,792,447
 1.107  246 Wonderland Drive                           Alton             Madison        IL       62002        1,779,118    1,779,118
 1.108  6301 Old Brownsville Road                      Corpus Christi    Nueces         TX       78417        1,764,519    1,764,519
 1.109  301 South Coppell Road                         Coppell           Dallas         TX       75019        1,754,364    1,754,364
 1.110  1900 Northwest Lyman Road                      Topeka            Shawnee        KS       66608        1,751,825    1,751,825
 1.111  33550 East Highway 96                          Pueblo            Pueblo         CO       81001        1,736,592    1,736,592
 1.112  3290 North Martha Street                       Sioux City        Woodbury       IA       51105        1,734,053    1,734,053
 1.113  7148 West Arabian Way                          West Valley City  Salt Lake      UT       84128        1,731,514    1,731,514
 1.114  8401 NW 13th Street                            Gainesville       Alachua        FL       32653        1,721,358    1,721,358
 1.115  5112 North Fairmount Avenue                    Davenport         Scott          IA       52806        1,713,742    1,713,742
 1.116  1 Mark Lane                                    Honey Brook       Chester        PA       19344        1,706,125    1,706,125
 1.117  724 Creek Ridge Road                           Greensboro        Guilford       NC       27406        1,685,814    1,685,814
 1.118  200 Early Road                                 Columbia          Maury          TN       38401        1,666,138    1,666,138
 1.119  6250 North Federal Boulevard                   Denver            Adams          CO       80221        1,660,425    1,660,425
 1.120  3475 Goldenrod Road                            Orlando           Orange         FL       32822        1,635,036    1,635,036
 1.121  12400 Rojas Drive                              El Paso           El Paso        TX       79928        1,632,498    1,632,498
 1.122  4105 Garfield Avenue                           Loveland          Larimer        CO       80538        1,624,881    1,624,881
 1.123  600 Glen Vista Drive                           Keller            Tarrant        TX       76248        1,614,725    1,614,725
 1.124  2525 Shiloh Road                               Tyler             Smith          TX       75703        1,602,031    1,602,031
 1.125  1322 South Belt Line Road                      Dallas            Dallas         TX       75253        1,589,337    1,589,337
 1.126  9380 103rd Street                              Jacksonville      Duval          FL       32210        1,584,259    1,584,259
 1.127  200 Bass Circle                                Winter Haven      Polk           FL       33881        1,569,026    1,569,026
 1.128  2221 South Prairie Avenue                      Pueblo            Pueblo         CO       81005        1,566,487    1,566,487
 1.129  100 Sara Lane                                  Huntsville        Walker         TX       77340        1,528,404    1,528,404
 1.130  3096 Camelot Drive                             Flint             Genesee        MI       48507        1,525,865    1,525,865
 1.131  1713 West US Highway 50                        O'Fallon          Saint Clair    IL       62269        1,510,632    1,510,632
 1.132  1335 Dynamic Drive                             DeSoto            Dallas         TX       75115        1,508,093    1,508,093
 1.133  3400 South Greeley Hwy                         Cheyenne          Laramie        WY       82007        1,503,015    1,503,015
 1.134  4820 West Oakridge Road                        Orlando           Orange         FL       32809        1,492,859    1,492,859
 1.135  1901 W. Shady Grove Road                       Springdale        Washington     AR       72764        1,482,704    1,482,704
 1.136  272 Nicole Lane                                Somerset          Somerset       PA       15501        1,464,932    1,464,932
 1.137  1023 Lakes Drive                               Royse City        Rockwall       TX       75189        1,449,699    1,449,699
 1.138  9717 NW 10th Street                            Oklahoma City     Canadian       OK       73127        1,442,082    1,442,082
 1.139  14647 Lasater Road                             Dallas            Dallas         TX       75253        1,442,082    1,442,082
 1.140  1834 Gretchen Drive SW                         Cedar Rapids      Linn           IA       52404        1,431,926    1,431,926
 1.141  102 Frieden Manor                              Schuylkill Haven  Schuylkill     PA       17972        1,421,771    1,421,771
 1.142  4003 Birch Drive                               Imperial          Jefferson      MO       63052        1,401,460    1,401,460
 1.143  16 East Maruca Drive                           Greensburg        Westmoreland   PA       15601        1,388,765    1,388,765
 1.144  6500 Privette Road                             Wendell           Wake           NC       27591        1,368,454    1,368,454
 1.145  124 East Yates Circle                          Aledo             Parker         TX       76008        1,365,916    1,365,916
 1.146  158 Fillmore Street                            Grand Forks       Grand Forks    ND       58201        1,320,216    1,320,216
 1.147  5418 Country Club Road                         Greensboro        Guilford       NC       27405        1,317,677    1,317,677
 1.148  1550 North Main Street                         Mansfield         Tarrant        TX       76063        1,317,677    1,317,677
 1.149  1129 East Parkerville Road                     DeSoto            Dallas         TX       75115        1,312,599    1,312,599
 1.150  7915 103rd Street                              Jacksonville      Duval          FL       32210        1,297,366    1,297,366
 1.151  1915 West MacArthur Road                       Wichita           Sedgwick       KS       67217        1,289,749    1,289,749
 1.152  1 East Avenue                                  Washingtonville   Orange         NY       10992        1,282,133    1,282,133
 1.153  202 Skyline Drive                              Berwick           Columbia       PA       17815        1,269,438    1,269,438
 1.154  3201 West Echeta Road                          Gillette          Campbell       WY       82716        1,259,283    1,259,283
 1.155  5000 Red Creek Springs Road                    Pueblo            Peublo         CO       81005        1,246,588    1,246,588
 1.156  7901 South Council Road                        Oklahoma City     Oklahoma       OK       73169        1,238,972    1,238,972
 1.157  3232 South Clifton                             Wichita           Sedgwick       KS       67216        1,231,355    1,231,355
 1.158  11300 US Highway 271                           Tyler             Smith          TX       75708        1,200,889    1,200,889
 1.159  14222 Lasater Road                             Dallas            Dallas         TX       75253        1,198,350    1,198,350
 1.160  550 Ruby Road                                  Coppell           Dallas         TX       75019        1,195,811    1,195,811
 1.161  3461 Bankhead Hwy                              Douglasville      Douglas        GA       30134        1,193,272    1,193,272
 1.162  2458 North 9th Street                          Laramie           Albany         WY       82072        1,183,116    1,183,116
 1.163  1508 Dickerson Road                            Nashville         Davidson       TN       37207        1,167,883    1,167,883
 1.164  300 East Prosser Road                          Cheyenne          Laramie        WY       82007        1,165,344    1,165,344
 1.165  8057 Birchwood Drive                           Birch Run         Saginaw        MI       48415        1,157,728    1,157,728
 1.166  2390 West Moore Avenue                         Terrell           Kaufman        TX       75160        1,150,111    1,150,111
 1.167  517 East Trilby Road                           Fort Collins      Larimer        CO       80525        1,137,417    1,137,417
 1.168  900 Century Drive                              Ogden             Weber          UT       84404        1,137,417    1,137,417
 1.169  901 East Young Avenue                          Temple            Bell           TX       76501        1,129,800    1,129,800
 1.170  20 Florida Street                              Connelly          Ulster         NY       12417        1,127,261    1,127,261
 1.171  1501 South Hampton Road                        DeSoto            Dallas         TX       75115        1,117,106    1,117,106
 1.172  5900 SE 48th Street                            Oklahoma City     Oklahoma       OK       73135        1,101,872    1,101,872
 1.173  100 South Belt Line Road                       Dallas            Dallas         TX       75253        1,091,717    1,091,717
 1.174  5712 Martin Street                             Fort Worth        Tarrant        TX       76119        1,089,178    1,089,178
 1.175  118 1st Street                                 Avoca             Luzerne        PA       18641        1,033,323    1,033,323
 1.176  2001 South MacArthur Boulevard                 Oklahoma City     Oklahoma       OK       73128        1,030,784    1,030,784
 1.177  13965 Skyfrost Lane                            Dallas            Dallas         TX       75253        1,021,898    1,021,898
 1.178  4440 Tuttle Creek Boulevard                    Manhattan         Riley          KS       66502        1,013,012    1,013,012
 1.179  One Sequoia Drive                              Casper            Natrona        WY       82604          997,778      997,778
 1.180  4480 S. Meridian                               Wichita           Sedgwick       KS       67217          995,240      995,240
 1.181  730 Allen Road                                 Manhattan         Riley          KS       66502          987,623      987,623
 1.182  3700 East Sourwood Drive                       Browns Summit     Guilford       NC       27214          972,390      972,390
 1.183  50 Mollie Drive                                Ephrata           Lancaster      PA       17522          969,851      969,851
 1.184  845 Barton Road                                Pocatello         Bannock        ID       83204          967,312      967,312
 1.185  3291 Bankhead Hwy                              Lithia Springs    Douglas        GA       30122          939,384      939,384
 1.186  2901 West Ridge Pike                           Norristown        Montgomery     PA       19403          913,996      913,996
 1.187  1341 Dickerson Pike                            Goodlettsville    Davidson       TN       37072          903,840      903,840
 1.188  13501 SE 29th Street                           Choctaw           Oklahoma       OK       73020          898,762      898,762
 1.189  6601 Grissom Road                              Denton            Denton         TX       76208          896,223      896,223
 1.190  351 North Forest                               Casper            Natrona        WY       82609          888,607      888,607
 1.191  11325 140th Street                             Davenport         Scott          IA       52804          888,607      888,607
 1.192  35 San Aymores Court                           Fenton            Jefferson      MO       63026          882,260      882,260
 1.193  2305 E. 19th Street North                      Newton            Jasper         IA       50208          878,451      878,451
 1.194  420 North Street                               Lawrence          Douglas        KS       66044          870,835      870,835
 1.195  501 East 63rd Street N                         Park City         Sedgwick       KS       67219          858,140      858,140
 1.196  1661 West Republic                             Salina            Saline         KS       67401          855,601      855,601
 1.197  5429 Parker Henderson Road                     Fort Worth        Tarrant        TX       76119          852,110      852,110
 1.198  1000 Reservation Road                          Hays              Ellis          KS       67601          850,524      850,524
 1.199  4901 South Douglas Highway                     Gillette          Campbell       WY       83718          847,985      847,985
 1.200  2760 Robertson Road                            Casper            Natrona        WY       82604          847,985      847,985
 1.201  2323 East 6th Avenue                           Stillwater        Payne          OK       74074          817,518      817,518
 1.202  6791 Highway 2                                 Commerce City     Adams          CO       80022          794,668      794,668
 1.203  2575 West 6th Street                           Fayetteville      Washington     AR       72704          784,513      784,513
 1.204  4800 West Four Ridge Road                      House Springs     Jefferson      MO       63051          779,435      779,435
 1.205  9355 Sundown Road                              Oklahoma City     Canadian       OK       73127          774,357      774,357
 1.206  9919 Hwy 78                                    Ladson            Charleston     SC       29456          774,357      774,357
 1.207  275 Upper Riverdale Road                       Riverdale         Clayton        GA       30274          761,663      761,663
 1.208  4317 Clemence Street                           Gillette          Campbell       WY       82718          756,585      756,585
 1.209  1550 Yellowstone Avenue                        Pocatello         Bannock        ID       83201          754,046      754,046
 1.210  101 North Michigan                             Lawrence          Douglas        KS       66044          741,352      741,352
 1.211  7701 Brighton Boulevard                        Commerce City     Adams          CO       80022          733,735      733,735
 1.212  5909 South Wilkerson Road                      Fayetteville      Washington     AR       72704          728,658      728,658
 1.213  301 Modene Street                              Seagoville        Dallas         TX       75159          710,885      710,885
 1.214  2402 Highway 175N                              Seagoville        Dallas         TX       75159          703,269      703,269
 1.215  2200 Harper Street                             Lawrence          Douglas        KS       66046          693,113      693,113
 1.216  1735 Northwest Lyman Road                      Topeka            Shawnee        KS       66608          652,491      652,491
 1.217  15250 Kleberg Road                             Dallas            Dallas         TX       75253          642,336      642,336
 1.218  5570 Connie Jean Road                          Jacksonville      Duval          FL       32222          637,258      637,258
 1.219  4600 Old Blue Circle                           Fort Worth        Tarrant        TX       76119          622,659      622,659
 1.220  702 S Clarkwood Road                           Corpus Christi    Nueces         TX       78406          622,025      622,025
 1.221  6020 Fort Jenkins Lane                         Bloomsburg        Columbia       PA       18603          601,714      601,714
 1.222  501 East 63rd Street North                     Wichita           Sedgwick       KS       67219          596,636      596,636
 1.223  7122 West Bendixon Drive                       West Valley City  Salt Lake      UT       84128          594,097      594,097
 1.224  649 North Franklin Street                      Chambersburg      Franklin       PA       17201          583,942      583,942
 1.225  3400 NNE Loop 323                              Tyler             Smith          TX       75708          578,864      578,864
 1.226  1735 West 3150 South                           West Valley City  Salt Lake      UT       84119          550,936      550,936
 1.227  214 Jones Road                                 Saratoga Springs  Saratoga       NY       12866          548,397      548,397
 1.228  350 North Forest Drive                         Casper            Natrona        WY       82609          535,703      535,703
 1.229  2334 McCann Avenue                             Cheyenne          Laramie        WY       82001          528,086      528,086
 1.230  402 Villa Drive                                Stillwater        Payne          OK       74074          523,009      523,009
 1.231  4960 South Seneca                              Wichita           Sedgwick       KS       67217          510,314      510,314
 1.232  5368 Philadelphia Avenue                       Chambersburg      Franklin       PA       17202          484,925      484,925
 1.233  5225 South Orange Blossom Trail                Orlando           Orange         FL       32839          479,848      479,848
 1.234  29 Oakwood Lane                                Tunkhannock       Wyoming        PA       18657          467,153      467,153
 1.235  75 Synder Lane                                 Ephrata           Lancaster      PA       17522          467,153      467,153
 1.236  2716 West Delmar Avenue                        Godfrey           Madison        IL       62035          462,076      462,076
 1.237  745 Cedar Drive                                Salina            Saline         KS       67401          456,998      456,998
 1.238  800 Eastgate                                   Stillwater        Payne          OK       74074          441,765      441,765
 1.239  71 Vogel Circle                                Arnold            Jefferson      MO       63010          441,765      441,765
 1.240  5306 Rita Kay Lane                             Fort Worth        Tarrant        TX       76119          437,639      437,639
 1.241  3650 Harvey Place                              Casper            Natrona        WY       82601          436,687      436,687
 1.242  201 Rockview Lane                              Arnold            Jefferson      MO       63010          434,148      434,148
 1.243  1319 West Cloud Street                         Salina            Saline         KS       67401          426,531      426,531
 1.244  4449 Burlington Road                           Greensboro        Guilford       NC       27405          423,992      423,992
 1.245  1400 Old Sivells Bend Road                     Gainesville       Cooke          TX       76240          421,454      421,454
 1.246  1824 South Chester                             Stillwater        Payne          OK       74074          421,454      421,454
 1.247  924 North Elmira Street                        Sayre             Bradford       PA       18840          421,454      421,454
 1.248  2 Erica Circle                                 Honey Brook       Chester        PA       17202          421,454      421,454
 1.249  5701 Martin Street                             Fort Worth        Tarrant        TX       76119          408,442      408,442
 1.250  500 East 50th Street South                     Wichita           Sedgwick       KS       67216          406,220      406,220
 1.251  1601 EFM 1417                                  Sherman           Grayson        TX       75090          403,681      403,681
 1.252  191 Pine Haven Circle                          Blossvale         Oneida         NY       13308          402,412      402,412
 1.253  358 Chambers Road                              Horseheads        Chemung        NY       14845          388,131      388,131
 1.254  37 Mountaintop Lane                            Narvon            Lancaster      PA       17555          380,831      380,831
 1.255  905 East 3rd Avenue                            Coal Valley       Rock Island    IL       61240          370,676      370,676
 1.256  5429 Wilbarger Street                          Fort Worth        Tarrant        TX       76119          368,772      368,772
 1.257  2607 Highway 175N                              Seagoville        Dallas         TX       75159          340,209      340,209
 1.258  4420 SW 61st Street                            Topeka            Shawnee        KS       66619          332,593      332,593
 1.259  5000 Hilltop-Needmore Road                     Fuquay-Varina     Wake           NC       27526          319,898      319,898
 1.260  1400 East Kay Street                           Haysville         Sedgwick       KS       67060          276,738      276,738
 1.261  15 Old State Road                              Jonestown         Lebanon        PA       17038          271,660      271,660
 1.262  5600 Texoma Parkway                            Sherman           Grayson        TX       75090          248,810      248,810
 1.263  Wolcott Hollow Road & Route 220                Athens            Bradford       PA       18840          243,732      243,732
 1.264  1928 East 47th Street South                    Wichita           Sedgwick       KS       67216          231,038      231,038
 1.265  3847 Quarterhorse Road                         House Springs     Jefferson      MO       63051          225,960      225,960
 1.266  1619 North Douglas Boulevard                   Midwest City      Oklahoma       OK       73130          213,266      213,266
 1.267  910 North Oakview Drive                        Midwest City      Oklahoma       OK       73110          170,105      170,105
 1.268  4625 South Seneca                              Wichita           Sedgwick       KS       67217          134,560      134,560
 1.269  4437 Sycamore Grove Road                       Chambersburg      Franklin       PA       17201          124,405      124,405
 1.270  530 North US Highway 77                        Douglass          Butler         KS       67039          121,866      121,866
 1.271  2111 Richardson Road                           Arnold            Jefferson      MO       63010          118,058      118,058
 1.272  779 Route 9                                    Gansevoort        Saratoga       NY       12831          116,788      116,788
 1.273  1909 South Anna                                Wichita           Sedgwick       KS       67209          104,094      104,094
 1.274  1010 West 44th Street South                    Wichita           Sedgwick       KS       67217           48,239       48,239
  16    900-944 Carman's Road                          Massapequa        Nassau         NY       11758       33,500,000   33,500,000
  17    22608 MacArthur Boulevard                      California        St. Mary's     MD       20619       27,200,000   27,200,000
  18    4401 Transit Road                              Clarence          Erie           NY       14221       27,100,000   27,100,000
  21    8585 South Yosemite Street                     Lone Tree         Douglas        CO       80124       25,500,000   25,500,000
  32    31440 Northwestern Highway                     Farmington Hills  Oakland        MI       48334       18,700,000   18,700,000
  35    5600 9th Street                                Zion              Lake           IL       60099       16,800,000   16,800,000
  36    2403-2455 South Vineyard Avenue                Ontario           San Bernardino CA       91761       15,750,000   15,750,000
  42    2345 Woodridge Way                             Ypsilanti         Washtenaw      MI       48197       13,000,000   13,000,000
  43    513-655 Central Avenue                         Lompoc            Santa Barbara  CA       93436       13,000,000   13,000,000
  45    392 Aoloa Street                               Kailua            Honolulu       HI       96734       12,050,000   12,050,000
  59    Various                                        Various           Various        MO       Various     10,050,000   10,050,000
 59.01  1309 West Eaglewood Drive                      Nixa              Christian      MO       65714        4,561,154    4,561,154
 59.02  4310 Timbercreek Avenue                        Battlefield       Greene         MO       65619        3,169,615    3,169,615
 59.03  4131 South Scenic Avenue                       Springfield       Greene         MO       65807        1,507,500    1,507,500
 59.04  4343 South Timbercreek Avenue                  Springfield       Greene         MO       65619          811,731      811,731
  61    201 Hamakua Drive                              Kailua            Honolulu       HI       96734        9,800,000    9,800,000
  63    3450 Old Lincoln Highway                       Thorndale         Chester        PA       19372        9,761,957    9,800,000
  67    950 Parkside Village Drive                     Clayton           Johnston       NC       27520        9,400,000    9,400,000
  82    6219 El Camino Real                            Carlsbad          San Diego      CA       92009        7,850,000    7,850,000
  92    249 Ruccio Way                                 Lexington         Fayette        KY       40503        7,329,824    7,335,000
  95    2900 Las Positas Road                          Livermore         Alameda        CA       94551        6,900,000    6,900,000
  96    1717 South Range Line Road                     Joplin            Jasper         MO       64804        6,850,000    6,850,000
  98    1611 West Peachtree Street                     Atlanta           Fulton         GA       30309        6,600,000    6,600,000
  103   1011 West Marshall Street                      Richmond          Richmond City  VA       23220        6,350,000    6,350,000
  109   900 North Broadway                             Santa Ana         Orange         CA       92701        5,171,000    5,171,000
  111   500 Highway 51 North                           Ridgeland         Madison        MS       39157        5,900,000    5,900,000
  115   46 Sergeant Prentiss Drive                     Natchez           Adams          MS       39120        5,470,966    5,475,000
  133   1820 North 75th Avenue                         Phoenix           Maricopa       AZ       85035        4,375,000    4,375,000
  138   1311 & 1315 Dayton Street & 1155 Harkins Road  Salinas           Monterey       CA       93901        4,200,000    4,200,000
  150   4100 Truxtun Avenue                            Bakersfield       Kern           CA       93309        3,880,000    3,880,000
  157   5076-5092 Mayfield Road                        Lyndhurst         Cuyahoga       OH       44124        3,594,050    3,600,000
  169   26536 Carl Boyer Drive                         Santa Clarita     Los Angeles    CA       91350        3,000,000    3,000,000
  173   30-32 Industrial Road                          Elizabethtown     Lancaster      PA       17022        2,997,772    3,000,000

                                                                                                                              NET
        MONTHLY P&I DEBT  ANNUAL P&I DEBT  INTEREST     PRIMARY         MASTER       TRUSTEE AND     SUB SERVICIN   ADMIN.  MORTGAGE
LOAN #    SERVICE ($)       SERVICE ($)     RATE %   SERVICING FEE  SERVICING FEE  PAYING AGENT FEE    FEE RATE     FEE %    RATE %
------------------------------------------------------------------------------------------------------------------------------------

   1        2,738,645.83    32,863,749.96    6.4650                         0.010           0.00089        0.0100  0.02089   6.44411
 1.001
 1.002
 1.003
 1.004
 1.005
 1.006
 1.007
 1.008
 1.009
 1.010
 1.011
 1.012
 1.013
 1.014
 1.015
 1.016
 1.017
 1.018
 1.019
 1.020
 1.021
 1.022
 1.023
 1.024
 1.025
 1.026
 1.027
 1.028
 1.029
 1.030
 1.031
 1.032
 1.033
 1.034
 1.035
 1.036
 1.037
 1.038
 1.039
 1.040
 1.041
 1.042
 1.043
 1.044
 1.045
 1.046
 1.047
 1.048
 1.049
 1.050
 1.051
 1.052
 1.053
 1.054
 1.055
 1.056
 1.057
 1.058
 1.059
 1.060
 1.061
 1.062
 1.063
 1.064
 1.065
 1.066
 1.067
 1.068
 1.069
 1.070
 1.071
 1.072
 1.073
 1.074
 1.075
 1.076
 1.077
 1.078
 1.079
 1.080
 1.081
 1.082
 1.083
 1.084
 1.085
 1.086
 1.087
 1.088
 1.089
 1.090
 1.091
 1.092
 1.093
 1.094
 1.095
 1.096
 1.097
 1.098
 1.099
 1.100
 1.101
 1.102
 1.103
 1.104
 1.105
 1.106
 1.107
 1.108
 1.109
 1.110
 1.111
 1.112
 1.113
 1.114
 1.115
 1.116
 1.117
 1.118
 1.119
 1.120
 1.121
 1.122
 1.123
 1.124
 1.125
 1.126
 1.127
 1.128
 1.129
 1.130
 1.131
 1.132
 1.133
 1.134
 1.135
 1.136
 1.137
 1.138
 1.139
 1.140
 1.141
 1.142
 1.143
 1.144
 1.145
 1.146
 1.147
 1.148
 1.149
 1.150
 1.151
 1.152
 1.153
 1.154
 1.155
 1.156
 1.157
 1.158
 1.159
 1.160
 1.161
 1.162
 1.163
 1.164
 1.165
 1.166
 1.167
 1.168
 1.169
 1.170
 1.171
 1.172
 1.173
 1.174
 1.175
 1.176
 1.177
 1.178
 1.179
 1.180
 1.181
 1.182
 1.183
 1.184
 1.185
 1.186
 1.187
 1.188
 1.189
 1.190
 1.191
 1.192
 1.193
 1.194
 1.195
 1.196
 1.197
 1.198
 1.199
 1.200
 1.201
 1.202
 1.203
 1.204
 1.205
 1.206
 1.207
 1.208
 1.209
 1.210
 1.211
 1.212
 1.213
 1.214
 1.215
 1.216
 1.217
 1.218
 1.219
 1.220
 1.221
 1.222
 1.223
 1.224
 1.225
 1.226
 1.227
 1.228
 1.229
 1.230
 1.231
 1.232
 1.233
 1.234
 1.235
 1.236
 1.237
 1.238
 1.239
 1.240
 1.241
 1.242
 1.243
 1.244
 1.245
 1.246
 1.247
 1.248
 1.249
 1.250
 1.251
 1.252
 1.253
 1.254
 1.255
 1.256
 1.257
 1.258
 1.259
 1.260
 1.261
 1.262
 1.263
 1.264
 1.265
 1.266
 1.267
 1.268
 1.269
 1.270
 1.271
 1.272
 1.273
 1.274
  16          174,554.63     2,094,655.56    6.1502          0.010          0.010           0.00089                0.02089   6.12931
  17          142,373.19     1,708,478.28    6.1782          0.010          0.010           0.00089                0.02089   6.15731
  18          146,883.49     1,762,601.88    5.5760          0.010          0.010           0.00089                0.02089   5.55511
  21          130,273.13     1,563,277.56    6.0300          0.010          0.010           0.00089                0.02089   6.00911
  32          110,617.56     1,327,410.72    5.8750          0.010          0.010           0.00089                0.02089   5.85411
  35           81,457.37       977,488.44    5.7230                         0.010           0.00089        0.0500  0.06089   5.66211
  36           86,787.75     1,041,453.00    6.5040          0.010          0.010           0.00089                0.02089   6.48311
  42           76,137.22       913,646.64    5.7830          0.010          0.010           0.00089                0.02089   5.76211
  43           75,711.53       908,538.36    6.1810          0.010          0.010           0.00089                0.02089   6.16011
  45           70,154.28       841,851.36    6.1780          0.010          0.010           0.00089                0.02089   6.15711
  59           64,470.91       773,650.92    6.6430          0.010          0.010           0.00089                0.02089   6.62211
 59.01
 59.02
 59.03
 59.04
  61           57,280.73       687,368.76    6.2120          0.010          0.010           0.00089                0.02089   6.19111
  63           54,165.07       649,980.84    5.7380          0.010          0.010           0.00089                0.02089   5.71711
  67           55,370.50       664,446.00    6.2790          0.010          0.010           0.00089                0.02089   6.25811
  82           50,420.23       605,042.76    6.6550          0.010          0.010           0.00089                0.02089   6.63411
  92           46,787.50       561,450.00    6.5880          0.010          0.010           0.00089                0.02089   6.56711
  95           33,771.38       405,256.55    5.7770          0.010          0.010           0.00089                0.02089   5.75611
  96           41,384.57       496,614.84    6.5000          0.010          0.010           0.00089                0.02089   6.47911
  98           33,924.64       407,095.68    6.0670                         0.010           0.00089        0.0400  0.05089   6.01611
  103          37,222.43       446,669.16    5.7910                         0.010           0.00089        0.0800  0.09089   5.70011
  109          32,789.73       393,476.76    6.5310          0.010          0.010           0.00089                0.02089   6.51011
  111          37,778.35       453,340.20    6.6250          0.010          0.010           0.00089                0.02089   6.60411
  115          34,372.02       412,464.24    6.4350          0.010          0.010           0.00089                0.02089   6.41411
  133          27,229.50       326,754.00    6.7640          0.010          0.010           0.00089                0.02089   6.74311
  138          26,320.77       315,849.24    6.4180                         0.010           0.00089        0.1000  0.11089   6.30711
  150          24,016.14       288,193.68    6.3000          0.010          0.010           0.00089                0.02089   6.27911
  157          22,629.11       271,549.32    6.4470          0.010          0.010           0.00089                0.02089   6.42611
  169          17,558.68       210,704.16    5.7770          0.010          0.010           0.00089                0.02089   5.75611
  173          18,778.93       225,347.16    6.4070          0.010          0.010           0.00089                0.02089   6.38611

                            MONTHLY
                            PAYMENT             MATURITY/   AMORT                                         ARD    ENVIRONMENTAL
LOAN #  ACCRUAL TYPE  TERM   DATE    REM. TERM   ARD DATE    TERM  REM. AMORT  TITLE TYPE     ARD LOAN  STEP UP    INSURANCE
------------------------------------------------------------------------------------------------------------------------------

   1    Actual/360    120      1        117       8/1/2017    0        0       Fee/Leasehold                          No
 1.001                                                                         Fee                                    No
 1.002                                                                         Fee                                    No
 1.003                                                                         Fee                                    No
 1.004                                                                         Fee                                    No
 1.005                                                                         Fee                                    No
 1.006                                                                         Fee                                    No
 1.007                                                                         Fee                                    No
 1.008                                                                         Fee                                    No
 1.009                                                                         Fee                                    No
 1.010                                                                         Fee                                    No
 1.011                                                                         Fee                                    No
 1.012                                                                         Fee                                    No
 1.013                                                                         Fee                                    No
 1.014                                                                         Fee                                    No
 1.015                                                                         Fee                                    No
 1.016                                                                         Fee                                    No
 1.017                                                                         Fee                                    No
 1.018                                                                         Fee                                    No
 1.019                                                                         Fee                                    No
 1.020                                                                         Fee                                    No
 1.021                                                                         Fee                                    No
 1.022                                                                         Fee                                    No
 1.023                                                                         Fee                                    No
 1.024                                                                         Fee                                    No
 1.025                                                                         Fee                                    No
 1.026                                                                         Fee                                    No
 1.027                                                                         Fee                                    No
 1.028                                                                         Fee                                    No
 1.029                                                                         Fee                                    No
 1.030                                                                         Fee                                    No
 1.031                                                                         Fee                                    No
 1.032                                                                         Fee                                    No
 1.033                                                                         Fee                                    No
 1.034                                                                         Fee                                    No
 1.035                                                                         Fee                                    No
 1.036                                                                         Fee                                    No
 1.037                                                                         Fee                                    No
 1.038                                                                         Fee                                    No
 1.039                                                                         Fee                                    No
 1.040                                                                         Fee                                    No
 1.041                                                                         Fee                                    No
 1.042                                                                         Fee                                    No
 1.043                                                                         Fee                                    No
 1.044                                                                         Fee                                    No
 1.045                                                                         Fee                                    No
 1.046                                                                         Fee                                    No
 1.047                                                                         Fee                                    No
 1.048                                                                         Fee                                    No
 1.049                                                                         Fee                                    No
 1.050                                                                         Fee                                    No
 1.051                                                                         Fee                                    No
 1.052                                                                         Fee                                    No
 1.053                                                                         Fee                                    No
 1.054                                                                         Fee                                    No
 1.055                                                                         Fee                                    No
 1.056                                                                         Fee                                    No
 1.057                                                                         Fee                                    No
 1.058                                                                         Fee                                    No
 1.059                                                                         Fee                                    No
 1.060                                                                         Fee                                    No
 1.061                                                                         Fee                                    No
 1.062                                                                         Fee                                    No
 1.063                                                                         Fee                                    No
 1.064                                                                         Fee                                    No
 1.065                                                                         Fee                                    No
 1.066                                                                         Fee                                    No
 1.067                                                                         Fee                                    No
 1.068                                                                         Fee                                    No
 1.069                                                                         Fee                                    No
 1.070                                                                         Fee                                    No
 1.071                                                                         Fee                                    No
 1.072                                                                         Fee                                    No
 1.073                                                                         Fee                                    No
 1.074                                                                         Fee                                    No
 1.075                                                                         Fee                                    No
 1.076                                                                         Fee                                    No
 1.077                                                                         Fee                                    No
 1.078                                                                         Fee                                    No
 1.079                                                                         Fee                                    No
 1.080                                                                         Fee                                    No
 1.081                                                                         Fee                                    No
 1.082                                                                         Fee                                    No
 1.083                                                                         Fee                                    No
 1.084                                                                         Fee                                    No
 1.085                                                                         Fee                                    No
 1.086                                                                         Fee                                    No
 1.087                                                                         Fee                                    No
 1.088                                                                         Fee                                    No
 1.089                                                                         Fee                                    No
 1.090                                                                         Fee                                    No
 1.091                                                                         Fee                                    No
 1.092                                                                         Fee                                    No
 1.093                                                                         Fee                                    No
 1.094                                                                         Fee                                    No
 1.095                                                                         Fee                                    No
 1.096                                                                         Fee                                    No
 1.097                                                                         Fee                                    No
 1.098                                                                         Fee                                    No
 1.099                                                                         Fee                                    No
 1.100                                                                         Fee                                    No
 1.101                                                                         Fee                                    No
 1.102                                                                         Fee                                    No
 1.103                                                                         Fee                                    No
 1.104                                                                         Fee                                    No
 1.105                                                                         Fee                                    No
 1.106                                                                         Fee                                    No
 1.107                                                                         Fee                                    No
 1.108                                                                         Fee                                    No
 1.109                                                                         Fee                                    No
 1.110                                                                         Fee                                    No
 1.111                                                                         Fee                                    No
 1.112                                                                         Fee                                    No
 1.113                                                                         Fee                                    No
 1.114                                                                         Fee                                    No
 1.115                                                                         Fee                                    No
 1.116                                                                         Fee                                    No
 1.117                                                                         Fee                                    No
 1.118                                                                         Fee                                    No
 1.119                                                                         Fee                                    No
 1.120                                                                         Fee                                    No
 1.121                                                                         Fee                                    No
 1.122                                                                         Fee                                    No
 1.123                                                                         Fee                                    No
 1.124                                                                         Fee                                    No
 1.125                                                                         Fee                                    No
 1.126                                                                         Fee                                    No
 1.127                                                                         Fee                                    No
 1.128                                                                         Fee                                    No
 1.129                                                                         Fee                                    No
 1.130                                                                         Fee                                    No
 1.131                                                                         Fee                                    No
 1.132                                                                         Fee                                    No
 1.133                                                                         Fee                                    No
 1.134                                                                         Fee                                    No
 1.135                                                                         Fee                                    No
 1.136                                                                         Fee                                    No
 1.137                                                                         Fee                                    No
 1.138                                                                         Fee                                    No
 1.139                                                                         Fee                                    No
 1.140                                                                         Fee                                    No
 1.141                                                                         Fee                                    No
 1.142                                                                         Fee                                    No
 1.143                                                                         Fee                                    No
 1.144                                                                         Fee                                    No
 1.145                                                                         Fee                                    No
 1.146                                                                         Fee                                    No
 1.147                                                                         Fee                                    No
 1.148                                                                         Fee                                    No
 1.149                                                                         Fee                                    No
 1.150                                                                         Fee                                    No
 1.151                                                                         Fee                                    No
 1.152                                                                         Fee                                    No
 1.153                                                                         Fee                                    No
 1.154                                                                         Fee                                    No
 1.155                                                                         Fee                                    No
 1.156                                                                         Fee                                    No
 1.157                                                                         Fee                                    No
 1.158                                                                         Fee                                    No
 1.159                                                                         Fee                                    No
 1.160                                                                         Fee                                    No
 1.161                                                                         Fee                                    No
 1.162                                                                         Fee                                    No
 1.163                                                                         Fee                                    No
 1.164                                                                         Fee                                    No
 1.165                                                                         Leasehold                              No
 1.166                                                                         Fee                                    No
 1.167                                                                         Fee                                    No
 1.168                                                                         Fee                                    No
 1.169                                                                         Fee                                    No
 1.170                                                                         Fee                                    No
 1.171                                                                         Fee                                    No
 1.172                                                                         Fee                                    No
 1.173                                                                         Fee                                    No
 1.174                                                                         Fee                                    No
 1.175                                                                         Fee                                    No
 1.176                                                                         Fee                                    No
 1.177                                                                         Fee                                    No
 1.178                                                                         Fee                                    No
 1.179                                                                         Fee                                    No
 1.180                                                                         Fee                                    No
 1.181                                                                         Fee                                    No
 1.182                                                                         Fee                                    No
 1.183                                                                         Fee                                    No
 1.184                                                                         Fee                                    No
 1.185                                                                         Fee                                    No
 1.186                                                                         Fee                                    No
 1.187                                                                         Fee                                    No
 1.188                                                                         Fee                                    No
 1.189                                                                         Fee                                    No
 1.190                                                                         Fee                                    No
 1.191                                                                         Fee                                    No
 1.192                                                                         Fee                                    No
 1.193                                                                         Fee                                    No
 1.194                                                                         Fee                                    No
 1.195                                                                         Fee                                    No
 1.196                                                                         Fee                                    No
 1.197                                                                         Fee                                    No
 1.198                                                                         Fee                                    No
 1.199                                                                         Fee                                    No
 1.200                                                                         Fee                                    No
 1.201                                                                         Fee                                    No
 1.202                                                                         Fee                                    No
 1.203                                                                         Fee                                    No
 1.204                                                                         Fee                                    No
 1.205                                                                         Fee                                    No
 1.206                                                                         Fee                                    No
 1.207                                                                         Fee                                    No
 1.208                                                                         Fee                                    No
 1.209                                                                         Fee                                    No
 1.210                                                                         Fee                                    No
 1.211                                                                         Fee                                    No
 1.212                                                                         Fee                                    No
 1.213                                                                         Fee                                    No
 1.214                                                                         Fee                                    No
 1.215                                                                         Fee                                    No
 1.216                                                                         Fee                                    No
 1.217                                                                         Fee                                    No
 1.218                                                                         Fee                                    No
 1.219                                                                         Fee                                    No
 1.220                                                                         Fee                                    No
 1.221                                                                         Fee                                    No
 1.222                                                                         Fee                                    No
 1.223                                                                         Fee                                    No
 1.224                                                                         Fee                                    No
 1.225                                                                         Fee                                    No
 1.226                                                                         Fee                                    No
 1.227                                                                         Fee                                    No
 1.228                                                                         Fee                                    No
 1.229                                                                         Fee                                    No
 1.230                                                                         Fee                                    No
 1.231                                                                         Fee                                    No
 1.232                                                                         Fee                                    No
 1.233                                                                         Fee                                    No
 1.234                                                                         Fee                                    No
 1.235                                                                         Fee                                    No
 1.236                                                                         Fee                                    No
 1.237                                                                         Fee                                    No
 1.238                                                                         Fee                                    No
 1.239                                                                         Fee                                    No
 1.240                                                                         Fee                                    No
 1.241                                                                         Fee                                    No
 1.242                                                                         Fee                                    No
 1.243                                                                         Fee                                    No
 1.244                                                                         Fee                                    No
 1.245                                                                         Fee                                    No
 1.246                                                                         Fee                                    No
 1.247                                                                         Fee                                    No
 1.248                                                                         Fee                                    No
 1.249                                                                         Fee                                    No
 1.250                                                                         Fee                                    No
 1.251                                                                         Fee                                    No
 1.252                                                                         Fee                                    No
 1.253                                                                         Fee                                    No
 1.254                                                                         Fee                                    No
 1.255                                                                         Fee                                    No
 1.256                                                                         Fee                                    No
 1.257                                                                         Fee                                    No
 1.258                                                                         Fee                                    No
 1.259                                                                         Fee                                    No
 1.260                                                                         Fee                                    No
 1.261                                                                         Fee                                    No
 1.262                                                                         Fee                                    No
 1.263                                                                         Fee                                    No
 1.264                                                                         Fee                                    No
 1.265                                                                         Fee                                    No
 1.266                                                                         Fee                                    No
 1.267                                                                         Fee                                    No
 1.268                                                                         Fee                                    No
 1.269                                                                         Fee                                    No
 1.270                                                                         Fee                                    No
 1.271                                                                         Fee                                    No
 1.272                                                                         Fee                                    No
 1.273                                                                         Fee                                    No
 1.274                                                                         Fee                                    No
  16    Actual/360    120      1        108      11/1/2016    0        0       Fee                                    No
  17    Actual/360    120      1        109      12/1/2016    0        0       Fee                                    No
  18    Actual/360    120      8        118       9/8/2017   420      420      Fee/Leasehold                          No
  21    Actual/360    126      8        122       1/8/2018    0        0       Fee                                    No
  32    Actual/360    120      8        116       7/8/2017   360      360      Fee                                    No
  35    Actual/360    120      8        116       7/8/2017    0        0       Fee                                    No
  36    Actual/360    120      8        118       9/8/2017    0        0       Fee                                    No
  42    Actual/360    120      8        118       9/8/2017   360      360      Fee                                    No
  43    Actual/360    120      8        118       9/8/2017   420      420      Fee                                    No
  45    Actual/360    120      8        117       8/8/2017   420      420      Leasehold                              No
  59    Actual/360    120      8        120      11/8/2017   360      360      Fee                                    No
 59.01                                                                         Fee                                    No
 59.02                                                                         Fee                                    No
 59.03                                                                         Fee                                    No
 59.04                                                                         Fee                                    No
  61    Actual/360    120      8        117       8/8/2017   420      420      Leasehold                              No
  63    Actual/360    120      8        114       5/8/2017   420      414      Fee                                    No
  67    Actual/360    120      8        118       9/8/2017   420      420      Fee                                    No
  82    Actual/360    142      8        139       6/8/2019   360      360      Fee                                    No
  92    Actual/360    120      8        119      10/8/2017   360      359      Fee                                    No
  95    Actual/360    120      8        119      10/8/2017    0        0       Fee                                    No
  96    Actual/360    120      8        120      11/8/2017   420      420      Fee                                    No
  98    Actual/360     35      8         29       4/8/2010    0        0       Fee                                    No
  103   Actual/360    120      8        118       9/8/2017   360      360      Fee                                    No
  109   Actual/360    120      8        120      11/8/2017   360      360      Fee/Leasehold                          No
  111   Actual/360    120      8        117       8/8/2017   360      360      Fee                                    No
  115   Actual/360    120      8        119      10/8/2017   360      359      Fee                                    No
  133   Actual/360    120      8        118       9/8/2017   420      420      Fee                                    No
  138   Actual/360    120      8        117       8/8/2017   360      360      Fee                                    No
  150   Actual/360    120      8        117       8/8/2017   360      360      Fee                                    No
  157   Actual/360    120      8        118       9/8/2017   360      358      Fee                                    No
  169   Actual/360    120      8        118       9/8/2017   360      360      Fee                                    No
  173   Actual/360    120      8        119      10/8/2017   360      359      Fee                                    No

                                    PARTIAL                                                            UPFRONT      UPFRONT
          CROSS        CROSS       DEFEASANCE  LETTER OF              LOCKBOX              HOLDBACK  ENGINEERING     CAPEX
LOAN #  DEFAULTED  COLLATERALIZED    ALLOWED     CREDIT                 TYPE                AMOUNT   RESERVE ($)  RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------

   1                                  Yes                 Hard                                           536,646    2,238,167
 1.001
 1.002
 1.003
 1.004
 1.005
 1.006
 1.007
 1.008
 1.009
 1.010
 1.011
 1.012
 1.013
 1.014
 1.015
 1.016
 1.017
 1.018
 1.019
 1.020
 1.021
 1.022
 1.023
 1.024
 1.025
 1.026
 1.027
 1.028
 1.029
 1.030
 1.031
 1.032
 1.033
 1.034
 1.035
 1.036
 1.037
 1.038
 1.039
 1.040
 1.041
 1.042
 1.043
 1.044
 1.045
 1.046
 1.047
 1.048
 1.049
 1.050
 1.051
 1.052
 1.053
 1.054
 1.055
 1.056
 1.057
 1.058
 1.059
 1.060
 1.061
 1.062
 1.063
 1.064
 1.065
 1.066
 1.067
 1.068
 1.069
 1.070
 1.071
 1.072
 1.073
 1.074
 1.075
 1.076
 1.077
 1.078
 1.079
 1.080
 1.081
 1.082
 1.083
 1.084
 1.085
 1.086
 1.087
 1.088
 1.089
 1.090
 1.091
 1.092
 1.093
 1.094
 1.095
 1.096
 1.097
 1.098
 1.099
 1.100
 1.101
 1.102
 1.103
 1.104
 1.105
 1.106
 1.107
 1.108
 1.109
 1.110
 1.111
 1.112
 1.113
 1.114
 1.115
 1.116
 1.117
 1.118
 1.119
 1.120
 1.121
 1.122
 1.123
 1.124
 1.125
 1.126
 1.127
 1.128
 1.129
 1.130
 1.131
 1.132
 1.133
 1.134
 1.135
 1.136
 1.137
 1.138
 1.139
 1.140
 1.141
 1.142
 1.143
 1.144
 1.145
 1.146
 1.147
 1.148
 1.149
 1.150
 1.151
 1.152
 1.153
 1.154
 1.155
 1.156
 1.157
 1.158
 1.159
 1.160
 1.161
 1.162
 1.163
 1.164
 1.165
 1.166
 1.167
 1.168
 1.169
 1.170
 1.171
 1.172
 1.173
 1.174
 1.175
 1.176
 1.177
 1.178
 1.179
 1.180
 1.181
 1.182
 1.183
 1.184
 1.185
 1.186
 1.187
 1.188
 1.189
 1.190
 1.191
 1.192
 1.193
 1.194
 1.195
 1.196
 1.197
 1.198
 1.199
 1.200
 1.201
 1.202
 1.203
 1.204
 1.205
 1.206
 1.207
 1.208
 1.209
 1.210
 1.211
 1.212
 1.213
 1.214
 1.215
 1.216
 1.217
 1.218
 1.219
 1.220
 1.221
 1.222
 1.223
 1.224
 1.225
 1.226
 1.227
 1.228
 1.229
 1.230
 1.231
 1.232
 1.233
 1.234
 1.235
 1.236
 1.237
 1.238
 1.239
 1.240
 1.241
 1.242
 1.243
 1.244
 1.245
 1.246
 1.247
 1.248
 1.249
 1.250
 1.251
 1.252
 1.253
 1.254
 1.255
 1.256
 1.257
 1.258
 1.259
 1.260
 1.261
 1.262
 1.263
 1.264
 1.265
 1.266
 1.267
 1.268
 1.269
 1.270
 1.271
 1.272
 1.273
 1.274
  16                                                      Hard                                           413,435
  17                                                      Hard                                           496,813      176,240
  18                                                      None at Closing, Springing Hard
  21                                                      Hard
  32                                           Yes
  35                                                      None at Closing, Springing Hard
  36                                  Yes                                                                439,875       89,792
  42                                                                                                      12,500
  43
  45                                                      None at Closing, Springing Hard   800,000       15,069
  59
 59.01
 59.02
 59.03
 59.04
  61                                                      None at Closing, Springing Hard   850,000
  63                                                      None at Closing, Springing Hard                 25,000
  67                                                                                                      16,219      170,000
  82                                                      Hard
  92                                                      Hard
  95                                                      None at Closing, Springing Hard
  96
  98
  103
  109
  111
  115
  133
  138                                                                                                     18,750
  150                                                                                        80,000       14,250
  157                                                                                                                  34,186
  169                                                     None at Closing, Springing Hard
  173                                                                                                     18,351

          UPFRONT       UPFRONT      UPFRONT      UPFRONT      MONTHLY        MONTHLY        MONTHLY        MONTHLY        MONTHLY
           TI/LC         RE TAX        INS.        OTHER        CAPEX          CAPEX          TI/LC          TI/LC          RE TAX
LOAN #  RESERVE ($)   RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------------

   1                    6,933,000      684,275    1,370,644      238,167        2,858,250                                  1,218,340
 1.001
 1.002
 1.003
 1.004
 1.005
 1.006
 1.007
 1.008
 1.009
 1.010
 1.011
 1.012
 1.013
 1.014
 1.015
 1.016
 1.017
 1.018
 1.019
 1.020
 1.021
 1.022
 1.023
 1.024
 1.025
 1.026
 1.027
 1.028
 1.029
 1.030
 1.031
 1.032
 1.033
 1.034
 1.035
 1.036
 1.037
 1.038
 1.039
 1.040
 1.041
 1.042
 1.043
 1.044
 1.045
 1.046
 1.047
 1.048
 1.049
 1.050
 1.051
 1.052
 1.053
 1.054
 1.055
 1.056
 1.057
 1.058
 1.059
 1.060
 1.061
 1.062
 1.063
 1.064
 1.065
 1.066
 1.067
 1.068
 1.069
 1.070
 1.071
 1.072
 1.073
 1.074
 1.075
 1.076
 1.077
 1.078
 1.079
 1.080
 1.081
 1.082
 1.083
 1.084
 1.085
 1.086
 1.087
 1.088
 1.089
 1.090
 1.091
 1.092
 1.093
 1.094
 1.095
 1.096
 1.097
 1.098
 1.099
 1.100
 1.101
 1.102
 1.103
 1.104
 1.105
 1.106
 1.107
 1.108
 1.109
 1.110
 1.111
 1.112
 1.113
 1.114
 1.115
 1.116
 1.117
 1.118
 1.119
 1.120
 1.121
 1.122
 1.123
 1.124
 1.125
 1.126
 1.127
 1.128
 1.129
 1.130
 1.131
 1.132
 1.133
 1.134
 1.135
 1.136
 1.137
 1.138
 1.139
 1.140
 1.141
 1.142
 1.143
 1.144
 1.145
 1.146
 1.147
 1.148
 1.149
 1.150
 1.151
 1.152
 1.153
 1.154
 1.155
 1.156
 1.157
 1.158
 1.159
 1.160
 1.161
 1.162
 1.163
 1.164
 1.165
 1.166
 1.167
 1.168
 1.169
 1.170
 1.171
 1.172
 1.173
 1.174
 1.175
 1.176
 1.177
 1.178
 1.179
 1.180
 1.181
 1.182
 1.183
 1.184
 1.185
 1.186
 1.187
 1.188
 1.189
 1.190
 1.191
 1.192
 1.193
 1.194
 1.195
 1.196
 1.197
 1.198
 1.199
 1.200
 1.201
 1.202
 1.203
 1.204
 1.205
 1.206
 1.207
 1.208
 1.209
 1.210
 1.211
 1.212
 1.213
 1.214
 1.215
 1.216
 1.217
 1.218
 1.219
 1.220
 1.221
 1.222
 1.223
 1.224
 1.225
 1.226
 1.227
 1.228
 1.229
 1.230
 1.231
 1.232
 1.233
 1.234
 1.235
 1.236
 1.237
 1.238
 1.239
 1.240
 1.241
 1.242
 1.243
 1.244
 1.245
 1.246
 1.247
 1.248
 1.249
 1.250
 1.251
 1.252
 1.253
 1.254
 1.255
 1.256
 1.257
 1.258
 1.259
 1.260
 1.261
 1.262
 1.263
 1.264
 1.265
 1.266
 1.267
 1.268
 1.269
 1.270
 1.271
 1.272
 1.273
 1.274
  16         461,860      200,000       22,762    8,533,711        1,603          250,000        8,217          250,000       87,655
  17                       26,959       16,174    5,065,760        3,297          118,675        7,917          250,000       13,479
  18                                                873,484        2,550           30,599        6,800          244,789
  21
  32                                    33,539      582,000        2,979                         8,937                        41,667
  35
  36         250,000      141,750                               1,540.00                                                      20,250
  42                       22,611        5,347                     5,550                                                      22,611
  43                       92,265                    11,132        1,208                                                      15,377
  45                                     3,375      800,000          669                         1,783           85,605        9,725
  59                       88,268       46,297                     5,793                                                       8,827
 59.01
 59.02
 59.03
 59.04
  61         510,000                     3,375      850,000          561                         2,803          134,556        3,961
  63         625,000      109,722        4,776                     1,002           36,063                                     12,191
  67                        8,149       11,861                                     70,000                                      8,149
  82                        6,047       11,589                       346                                                       1,512
  92                       83,412        9,640      275,000        7,766                                                       8,341
  95                                                 34,325
  96                       33,738       12,656                       817           34,472                                      3,067
  98         400,000
  103                      16,013        7,788                     1,525                                                       5,338
  109        375,000       13,750        3,145                       958                                        150,000        6,875
  111         70,000       54,665        1,245      615,000          396                         2,968                         6,833
  115                      78,826        2,798      171,000          797                         3,183                         7,883
  133                      26,419        3,260       46,500       197.00                         1,667           60,000        4,403
  138                       7,850        2,683                                                                                 3,925
  150                      22,500          430       80,000       557.00                         1,250           30,000        4,500
  157         35,100       12,192       11,243                       215                         1,800           67,500        4,064
  169                      19,442        3,705                       230                                                       4,860
  173                                      974      225,000          812                         3,113                         4,221

          MONTHLY      MONTHLY
            INS.        OTHER                                       GRACE                                    GRACE
LOAN #  RESERVE ($)  RESERVE ($)                                  TO LATE                               TO DEFAULT
------------------------------------------------------------------------------------------------------------------

   1                                                                    0                                        0
 1.001
 1.002
 1.003
 1.004
 1.005
 1.006
 1.007
 1.008
 1.009
 1.010
 1.011
 1.012
 1.013
 1.014
 1.015
 1.016
 1.017
 1.018
 1.019
 1.020
 1.021
 1.022
 1.023
 1.024
 1.025
 1.026
 1.027
 1.028
 1.029
 1.030
 1.031
 1.032
 1.033
 1.034
 1.035
 1.036
 1.037
 1.038
 1.039
 1.040
 1.041
 1.042
 1.043
 1.044
 1.045
 1.046
 1.047
 1.048
 1.049
 1.050
 1.051
 1.052
 1.053
 1.054
 1.055
 1.056
 1.057
 1.058
 1.059
 1.060
 1.061
 1.062
 1.063
 1.064
 1.065
 1.066
 1.067
 1.068
 1.069
 1.070
 1.071
 1.072
 1.073
 1.074
 1.075
 1.076
 1.077
 1.078
 1.079
 1.080
 1.081
 1.082
 1.083
 1.084
 1.085
 1.086
 1.087
 1.088
 1.089
 1.090
 1.091
 1.092
 1.093
 1.094
 1.095
 1.096
 1.097
 1.098
 1.099
 1.100
 1.101
 1.102
 1.103
 1.104
 1.105
 1.106
 1.107
 1.108
 1.109
 1.110
 1.111
 1.112
 1.113
 1.114
 1.115
 1.116
 1.117
 1.118
 1.119
 1.120
 1.121
 1.122
 1.123
 1.124
 1.125
 1.126
 1.127
 1.128
 1.129
 1.130
 1.131
 1.132
 1.133
 1.134
 1.135
 1.136
 1.137
 1.138
 1.139
 1.140
 1.141
 1.142
 1.143
 1.144
 1.145
 1.146
 1.147
 1.148
 1.149
 1.150
 1.151
 1.152
 1.153
 1.154
 1.155
 1.156
 1.157
 1.158
 1.159
 1.160
 1.161
 1.162
 1.163
 1.164
 1.165
 1.166
 1.167
 1.168
 1.169
 1.170
 1.171
 1.172
 1.173
 1.174
 1.175
 1.176
 1.177
 1.178
 1.179
 1.180
 1.181
 1.182
 1.183
 1.184
 1.185
 1.186
 1.187
 1.188
 1.189
 1.190
 1.191
 1.192
 1.193
 1.194
 1.195
 1.196
 1.197
 1.198
 1.199
 1.200
 1.201
 1.202
 1.203
 1.204
 1.205
 1.206
 1.207
 1.208
 1.209
 1.210
 1.211
 1.212
 1.213
 1.214
 1.215
 1.216
 1.217
 1.218
 1.219
 1.220
 1.221
 1.222
 1.223
 1.224
 1.225
 1.226
 1.227
 1.228
 1.229
 1.230
 1.231
 1.232
 1.233
 1.234
 1.235
 1.236
 1.237
 1.238
 1.239
 1.240
 1.241
 1.242
 1.243
 1.244
 1.245
 1.246
 1.247
 1.248
 1.249
 1.250
 1.251
 1.252
 1.253
 1.254
 1.255
 1.256
 1.257
 1.258
 1.259
 1.260
 1.261
 1.262
 1.263
 1.264
 1.265
 1.266
 1.267
 1.268
 1.269
 1.270
 1.271
 1.272
 1.273
 1.274
  16          4,552                                                     5                                        5
  17          2,715                5 (0 for payment due on Maturity Date)   5 (0 for payment due on Maturity Date)
  18                                                                    0                                        0
  21                                                                    0                                        0
  32          2,795                                                     0                                        0
  35                                                                    0                                        0
  36                                                                    0                                        0
  42          1,337                                                     0                                        0
  43                                                                    0                                        0
  45          3,375                                                     0                                        0
  59          5,144                                                     0                                        0
 59.01
 59.02
 59.03
 59.04
  61          3,375                                                     0                                        0
  63          2,388               5 (one time in any twelve month period)  5 (one time in any twelve month period)
  67          2,965                                                     0                                        0
  82          1,054                                                     0                                        0
  92          1,607                                                     0                                        0
  95                                                                    0                                        0
  96          1,055         2496                                        0                                        0
  98                                                                    0                                        0
  103           779                                                     0                                        0
  109         1,573                                                     0                                        0
  111           623                                                     0                                        0
  115           699                                                     0                                        0
  133           362                                                     0                                        0
  138         1,342                                                     0                                        0
  150           430                                                     0                                        0
  157         1,124                                                     0                                        0
  169           463                                                     0                                        0
  173           974                                                     0                                        0

                                  SCHEDULE III

                               MERS MORTGAGE LOANS

LOAN/PROPERTY NAME
------------------
Shops at Main & Transit
8585 South Yosemite Street
Northwestern Office
Vineyard Village
Lompoc Corners
Thorndale West Shopping Center
Parkside Village
Kohl's Livermore
Joplin Marketplace
900 North Broadway
Trace Station Shopping Center
Natchez Medical Pavilion
MayRich Plaza
30-32 Industrial Drive